UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Pathward Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

pathward

2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

PATHWARD FINANCIAL, INC. 5501 SOUTH BROADBAND LANE SIOUX FALLS, SOUTH DAKOTA 57108 (877) 497-7497 WWW.PATHWARD.COM
MESSAGE FROM OUR CEO
Dear Fellow Stockholders,
On behalf of the Board of Directors and management of Pathward Financial, Inc., I am pleased to inform you that our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 9:00 a.m., Central Standard Time, on Tuesday, February 27, 2024. The Annual Meeting will again be held virtually via the Internet.
Details regarding the business to be conducted at the Annual Meeting are described in this proxy statement and in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you received in the mail. We also have made available a copy of our Annual Report to Stockholders, which includes our Annual Report on Form 10-K. At the Annual Meeting, we will report on Pathward Financial’s operations and outlook for the year ahead.
You are invited to attend the meeting. Whether or not you plan to attend the Annual Meeting, please read the accompanying proxy statement and then vote as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.
Regardless of the number of shares you own, your vote is very important. Please act today.
The Board and management are committed to our mission of powering financial inclusion, while generating solid returns on your investment. As Chief Executive Officer of Pathward Financial, I want to express my appreciation for your continued confidence and support.
Very truly yours,
January 17, 2024

Brett L. Pharr Chief Executive Officer, Pathward®, N.A. and Pathward Financial, Inc.

“As Chief Executive Officer of Pathward Financial, I was pleased that Pathward delivered shareholder value in fiscal 2023 through solid operational and financial results, as well as a return of capital through share repurchases and dividends.”

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: AND TIME	ACCESS TO VIRTUAL MEETING	RECORD DATE
February 27, 2024 9:00 a.m., Central Standard Time	www.virtualshareholdermeeting.com/CASH2024	Only stockholders of record at the close of business on December 29, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof
At the Annual Meeting, stockholders of Pathward Financial will be asked to consider and vote on the following proposals:
Proposals		Board’s Recommendations	Page Reference
1	Elect one director for a term of two years ending in 2026 and two directors for a term of three years ending in 2027, until their successors are elected and duly qualified	FOR all director nominees	5
2	Approve, by a non-binding advisory vote, the compensation of our named executive officers	FOR	32
3	Approve the Pathward Financial, Inc. 2023 Omnibus Incentive Plan	FOR	62
4	Ratify the appointment by the Board of Directors of the independent registered public accounting firm Crowe LLP as the independent auditors of Pathward Financial’s financial statements for the fiscal year ending September 30, 2024	FOR	72
We may also transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any business to be presented for consideration other than the matters described in this proxy statement.
Regardless of the number of shares you own, your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Your proxy will not be used if you attend and vote at the Annual Meeting, and you may change or revoke your proxy selection at any time before the Annual Meeting.
We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to attend the virtual meeting, please see “Information about the Annual Meeting” on page 76. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet.
Thank you for your continued interest and support.
By Order of the Board of Directors, Brett L. Pharr Chief Executive Officer Sioux Falls, South Dakota January 17, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2024
Pathward Financial’s Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report to Stockholders, including Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, are available at www.proxyvote.com.

We first mailed the Notice of Internet Availability of Proxy Materials, in lieu of a paper copy of this proxy statement, to our stockholders on or about January 17, 2024.
REVIEW YOUR PROXY STATEMENT AND VOTE IN ANY OF THESE WAYS:
Shareholders of Record

INTERNET	MOBILE DEVICE	TELEPHONE	MAIL	IN PERSON
Go to www.proxyvote.com. You must have the control number from your proxy card to vote your shares via the Internet.	Or scan the QR code using your mobile device to vote at www.proxyvote.com.	Call 1-800-690-6903 toll-free. You must have the control number from your proxy card to vote your shares by telephone.	If you received printed proxy materials, you can vote by written proxy card. Enter your selections, sign and date your proxy card and mail it back in the postage-paid envelope provided.	Attend the Annual Meeting virtually and vote your shares via the Internet. This is the only method of voting during the Annual Meeting.
Beneficial Owners (Shares Held in Street Name)
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
Stockholders who attend the Annual Meeting by following the instructions to join the virtual meeting described on page 76 will be considered to be attending the Annual Meeting “in person.” Please see page 79 for more information about how to vote and how to attend the Annual Meeting.

We encourage you to read our 2023 Annual Report on Form 10-K, which includes our audited consolidated financial statements as of and for the year ended September 30, 2023, and the sections captioned “Risk Factors” and “Forward Looking Information and Factors that May Affect Future Results,” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
PROXY STATEMENT SUMMARY
The Board of Directors (the “Board”) of Pathward Financial, Inc. (“Pathward Financial,” “we” or “us”) is using this proxy statement to solicit proxies from the holders of its common stock (the “Common Stock”) for use at Pathward Financial’s Annual Meeting of Stockholders (the “Annual Meeting”). This summary highlights certain information contained in the proxy statement for the Annual Meeting. We encourage you to read the entire proxy statement before you vote.
Certain information provided in this proxy statement relates to Pathward, National Association (“Pathward, N.A.”), which is a wholly-owned subsidiary of Pathward Financial. We may refer to these entities jointly as “Pathward.”
What’s New?

We are providing information about our new 2023 Omnibus Incentive Plan, revised clawback policies, addition of Board and executive succession planning to the Nominating Committee’s responsibilities, and required Pay vs. Performance disclosures.

2023 Performance Highlights
We delivered strong growth in financial results for fiscal year ended September 30, 2023:
▶	Earned net income of $163.6M	▶	Announced a new share repurchase program to repurchase up to 7,000,000 SHARES of the Company’s outstanding common stock on or before September 30, 2028
▶	Recognized return on average assets of 2.33% compared to 2.20% for the prior year period

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Commercial Finance grew total loans and leases by 23%

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BaaS extended multiple agreements and launched new programs with both new and existing partners

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Commercial Finance held organizational review to create horizontal capabilities and drive efficiencies

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Regulatory, Risk and Compliance maturity and infrastructure is a strength

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Growth in both Net Interest and Non-Interest Income as compared to FY2022

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Paid dividend every quarter dating back to 1994

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Certified™ Great Place to Work and Newsweek ranked Pathward among America’s Greatest Workplaces along with special distinctions for Women and Diversity

Return of Capital to Shareholders
$539.9M	$30.7M
TOTAL SHARE REPURCHASES 2Q19 TO 4Q23	TOTAL DIVIDENDS PAID 2Q19 TO 4Q23
Investment Highlights

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Record of strong earnings growth and profitability above banking industry averages

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Experienced leader in fast-growing Banking as a Service (BaaS) sector, with diversified portfolio of high-quality financial partners

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Excess capital generating business enables ongoing return of value to shareholders

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Resilient Commercial Finance loan portfolio produces attractive returns throughout economic cycles

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Highly advantageous national bank charter, with well-developed risk mitigation and compliance capabilities

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 1

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
Board of Directors Overview
Name and Principal Occupation	Age	Director since	Independent	Pathward Financial and Pathward, N.A. Committee Membership
				Audit	Compensation	ESG	Nominating	Risk
DIRECTOR NOMINEE WHOSE TERM EXPIRES IN 2026
Christopher Perretta Retired Chief Information and Operations Officer at MUFG Americas Holdings Corporation and MUFG Union Bank	66	2023
DIRECTOR NOMINEES WHOSE TERMS EXPIRE IN 2027
Becky S. Shulman President, Card Compliant, LLC	59	2016
Lizabeth H. Zlatkus Retired Chief Risk Officer/Chief Financial Officer, The Hartford Financial Services Group	65	2021
DIRECTORS WHOSE TERMS EXPIRE IN 2025
Elizabeth G. Hoople Financial services consultant, Bank On Marketing	65	2014
Ronald D. McCray Advisor, RLJ Equity Partners and Advisor, 645 Ventures	66	2021
Brett L. Pharr CEO of Pathward Financial	62	2021
DIRECTORS WHOSE TERMS EXPIRE IN 2026
Douglas J. Hajek Of Counsel, Davenport, Evans, Hurwitz & Smith, LLP	74	2013
Kendall E. Stork Retired Sioux Falls Site President, Citibank	70	2016
Number of Fiscal 2023 Meetings	Board—4 regular, 4 special			9	6	4	4	4
Chair of the Board	Vice Chair of the Board	Committee Chair	Committee Member
BOARD ATTRIBUTES
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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
BOARD TENURE AND REFRESHMENT
6 New Directors Added in the Last 8 Years
DIRECTOR SKILLS AND EXPERIENCE*
Our directors and director nominees have the right mix of skills and experience.
*
Includes Frederick V. Moore, who will cease to serve as a director effective as of the Annual Meeting.

Corporate Governance Highlights
The Board is committed to exercising good corporate governance practices. This includes:

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Independent Chair of the Board;

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Different individuals holding Chair and Chief Executive Officer (“CEO”) positions;

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Each standing committee composed exclusively of independent directors;

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Regular committee meetings throughout the year, including executive sessions without management present;

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Stock ownership guidelines for our executive officers and Board of Directors;

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Robust clawback policies covering accounting restatements in a manner consistent with applicable SEC and Nasdaq requirements;

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99% Board and committee meeting attendance for each director in fiscal year 2023 on average;

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Active stockholder engagement program;

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Annual Board and Committee self-evaluations.

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 3

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
Executive Compensation Highlights

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Balanced compensation philosophy utilizing a mix of cash and equity, short-term and long-term elements, and fixed and variable (at-risk) incentives

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Over 97% support for “Say-on-Pay” vote in 2023

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Target executive officer pay, on average, at the 50th percentile for comparable companies

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80% of CEO’s target pay and 64% of other named executive officers’ (“NEOs”) target pay was variable and at-risk

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Actual incentive payouts are commensurate with our fiscal year 2023 financial performance

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The largest portion of the NEOs’ incentive award opportunity is provided through a long-term incentive plan that covers rolling three-year performance periods and rewards the achievement of specific earnings and capital goals

Historical Say-on-Pay: 96.6% Average Stockholder Approval over Last 3 Years
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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
CORPORATE GOVERNANCE AND BOARD MATTERS
Proposal 1—Election of Directors
Our Board currently consists of nine members. Approximately one-third of the directors are elected annually to serve for three-year terms or until their successors are elected and qualified. Our three nominees—Becky S. Shulman, Lizabeth H. Zlatkus and Christopher Perretta—currently serve as Pathward Financial directors. Shulman and Zlatkus are being nominated for terms of three years ending 2027. Perretta, who joined the Board on February 28, 2023 for an initial one-year term, is being nominated for a term of two years ending 2026. Perretta was initially recommended to the Corporate Governance and Nominating Committee (“Nominating Committee”) by a third-party search firm. The term of Frederick V. Moore ends as of the Annual Meeting, and he will not be standing for re-election. The Board thanks Moore for his years of service as a director and greatly appreciates his commitment and many contributions to the Board and Pathward over his 17 years of service. After the Annual Meeting, our Board will consist of eight members.
The Nominating Committee screens and recommends candidates to serve on our Board. Except as may be required by NASDAQ or SEC rules, there are no specific minimum qualifications for candidates for the Board. Director nominees are selected based on:
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Business and professional accomplishments

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Integrity

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Demonstrated ability to make independent analytical inquiries

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Ability to understand Pathward Financial’s business

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Relevant expertise and experience

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Commitment to stockholders

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Financial acumen

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Personal character

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Community involvement

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Willingness to devote the necessary time to Board duties

In making its determinations, the Board considers any relevant laws and regulations, as well as other factors deemed important (such as the present composition of the Board). The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the candidate’s financial and accounting experience, including whether the candidate qualifies as an audit committee financial expert.
We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Nominating Committee considers diversity of gender identities, demographics, opinions, perspectives, and personal and professional experiences and backgrounds when evaluating potential directors. The Board Diversity Matrix on page 8 sets forth information about the diversity of our Board in the NASDAQ-required format.
The Nominating Committee considers recommendations from a wide variety of business contacts, including current directors, executive officers, community leaders and stockholders as a source for potential Board candidates. The Nominating Committee also may use the services of third-party search firms to assist it in identifying and evaluating possible director nominees. The Board reviews and has final approval of all potential director nominees for election to the Board.
PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 5

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
The Nominating Committee will consider candidates recommended by stockholders in accordance with our Stockholder Recommendation of Director Nominees Policy.
To recommend a nominee for the Fiscal Year 2025 Annual Meeting of Stockholders, a stockholder must provide the information described in our Stockholder Recommendation of Director Nominees Policy, no later than September 19, 2024, to:

This policy is available on our website: https://pathwardfinancial.com/ governance/governance-documents/	The Nominating Committee c/o Pathward Financial, Inc. 5501 South Broadband Lane Sioux Falls, SD 57108
The information required includes the following:
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the stockholder’s name and, if different, the name of the holder of record of the shares;

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the stockholder’s address and telephone number;

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the full name of the proposed nominee;

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the address and phone number of the proposed nominee;

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a description of the proposed nominee’s qualifications as a director;

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complete biographical information for the proposed nominee, including business experience for at least the previous five years;

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a statement from the stockholder describing any business or other relationship with the nominee;

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a statement from the stockholder describing why the stockholder believes the nominee would be a valuable addition to the Pathward Financial’s Board;

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the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

If any information is missing or not received on a timely basis, the proposed nominee may not be considered. The Corporate Secretary may request additional information from the nominating stockholder and proposed director candidate as Nominating Committee deems reasonably necessary to complete its evaluation. Any such recommended candidates will be evaluated on the same basis as candidates the Nominating Committee identifies through other channels.
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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
As shown below, our directors and director nominees have a mix of skills and experience that we believe are relevant to Pathward Financial’s long-term strategy and success.
Criteria	Hajek	Hoople	McCray	Perretta	Pharr	Shulman	Stork	Zlatkus

COMMERCIAL FINANCE
Expertise in commercial finance (such as collateral-based lending, asset-based lending and factoring, equipment leasing, government guaranteed lending, joint ventures, alternative energy and insurance premium financing) and knowledge of key customers and associated risks.

PAYMENTS AND PREPAID CARDS
Expertise in payments and prepaid cards (including prepaid sponsorship, prepaid issuance, ATM acquiring sponsorship and merchant acquiring sponsorship) and knowledge of key customers and associated risks.

CONSUMER LENDING Expertise in consumer credit products and knowledge of key customers and associated risks.
TAX SERVICES Expertise in short-term taxpayer electronic return originator advance loans and knowledge of key partners and associated risks.

SENIOR LEADERSHIP AS AN SVP, EVP, PRESIDENT AND/ OR CEO
Outstanding track record as a business leader, preferably as an SVP, EVP, CEO or President. An independent thinker with appropriate stature. Experienced at dealing with multiple stakeholders.

BUSINESS DEVELOPMENT/MERGERS AND
ACQUISITIONS
Experience with repositioning businesses for sustained growth and long-term value creation. Track record of driving growth for complex, high performance businesses.

CYBERSECURITY AND INFORMATION TECHNOLOGY
Solid understanding of information technology systems and developments, either through academia or industry experience and cybersecurity technologies and approaches, either through academia or industry experience.

MARKETING Experience with business-to-business brand marketing.

LEGAL AND REGULATORY
Experience working on complex legal issues applicable to the business, including as an attorney, and knowledge of regulatory issues, OCC, FDIC, government relations and public policy.

STRATEGY Experience with strategic planning or strategy development.
If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board names one. At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.
PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 7

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
The information shown below in our Board Diversity Matrix is based on voluntary self-identification of each member of our Board for fiscal year 2023.
2023 Board Diversity Matrix (as of 10/01/2022)
TOTAL NUMBER OF DIRECTORS9

Part 1: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	6	—	—
Part 2: Demographic Background
African American or Black	—	1
Alaskan Native or Native American	—	—
Asian	—	—
Hispanic or Latinx	—	—
Native Hawaiian or Pacific Islander	—	—
White	3	5
Two or more races or ethnicities	—	—
LGBTQ+	—	—
Did not disclose demographic background	—	—
The Board unanimously recommends that you vote FOR each of the director nominees.
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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
Nominee Seeking Election for a Term to Expire in 2026
CHRISTOPHER (“CHRIS”) PERRETTA		CURRENT TERM TO EXPIRE IN 2024 NEW TERM TO EXPIRE IN 2026
Age 66 Director since 2023 INDEPENDENT	Committees ▶ Risk ▶ Nominating	Other Boards ▶ Advanced Cyber Security Center (since 2012) ▶ Netscout Systems, Inc., a public company (since 2014) ▶ Pathward, N.A. (since 2021)

Career Highlights
MUFG Americas and MUFG Union Bank
▶
Chief Information and Operations Officer
(2017 until his retirement in 2019)

State Street Corporation
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Global Chief Information Officer (“CIO”) and member of the management committee

General Electric Capital Corporation
Held various executive positions, including:
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CIO, North American Consumer Financial Services unit

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Chief Technology Officer, General Electric Capital

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CIO, General Electric Commercial Finance

Other Prior Directorships
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Deutsche Bank Trust NA

Skills and Experience
The Board believes that Perretta’s extensive experience in the information technology and cybersecurity areas, as well as public company board experience, enable him to provide the Board key expertise in these areas. He also has extensive expertise in risk and finance, operations (profit and loss), regulation, and governance, which enable him to provide the Board extensive technology, operations, financial and management expertise.

Nominees Seeking Election for a Term to Expire in 2027
BECKY S. SHULMAN		CURRENT TERM TO EXPIRE IN 2024 NEW TERM TO EXPIRE IN 2027
Age 59 Director since 2016 INDEPENDENT VICE CHAIR	Committees ▶ Audit ▶ Risk (Chair)	Other Boards ▶ Pathward, N.A. (since 2016; Vice Chair since 2021)

Career Highlights
Card Compliant, LLC, a fintech company delivering compliance solutions for regulatory, legal, and accounting challenges in the payments space, headquartered in Leawood, Kansas
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President (current)

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Has held various other executive positions since 2012, including Chief Financial Officer and Chief Operating Officer.

H&R Block, Inc.
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Chief Financial Officer

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Treasurer

U.S. Central Credit Union
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Chief Investment Officer

Other Prior Directorships
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H&R Block Bank (2009 until its sale in 2015)

Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Shulman developed through her positions at Card Compliant and H&R Block, as well as her service on our Board and various Board committees, enable her to provide the Board extensive financial and management expertise.

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 9

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
LIZABETH H. ZLATKUS		CURRENT TERM TO EXPIRE IN 2024 NEW TERM TO EXPIRE IN 2027
Age 65 Director since 2021 INDEPENDENT	Committees ▶ Audit ▶ Compensation	Other Boards ▶ Axis Capital Holdings, Limited, a public company member of the Finance and Executive Committees and Chair of the Audit Committee (since 2019) ▶ Pathward, N.A. (since 2021)

Career Highlights
The Hartford Financial Services Group
Held various executive positions (1983 until her retirement in 2011), including:
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Chief Financial Officer

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Chief Risk Officer

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President of two significant divisions

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Co-President, The Hartford Life Insurance Companies

Other Prior Directorships
Served on four other public company boards, including:
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Boston Private Financial Holdings, Inc. (2015 to 2021)

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Indivior PLC (2016 to 2019)

Skills and Experience
The Board believes that Zlatkus’ extensive experience in the financial services arena, where she has deep expertise in risk and finance, operations (profit and loss), regulation and governance, as well as public company board experience, enable her to provide the Board extensive risk, operations, governance, financial and management expertise.

Directors Continuing in Office
DOUGLAS J. HAJEK		TERM TO EXPIRE IN 2026
Age 74 Director since 2013 INDEPENDENT CHAIR	Committees ▶ ESG	Other Boards ▶ Vice Chair, South Dakota Building Authority ▶ Vice Chair, Educational Enhancement Finance Corporation ▶ Pathward, N.A. (since 2013; Chair since 2021)

Career Highlights
Davenport, Evans, Hurwitz & Smith, LLP, a law firm
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Of Counsel (current)

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Has worked as an attorney concentrating in corporate and financial services matters since 2000, including as Partner and Of Counsel.

U.S. Bank and two independent banks
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Held management positions in commercial banking

South Dakota Legislature
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Conducted government relations work, involving the drafting and enactment of key South Dakota banking and trust legislation

Other Prior Directorships
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Vice Chair, Pathward Financial and Pathward, N.A. (2019 to 2021)

Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Hajek developed through his banking, lobbying, and legal work, as well as his service on our Board and past service on various Board committees, enable him to provide the Board with extensive expertise regarding the regulation, operations, and management of Pathward Financial.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
ELIZABETH G. HOOPLE		TERM TO EXPIRE IN 2025
Age 65 Director since 2014 INDEPENDENT	Committees ▶ Compensation ▶ Nominating (Chair)	Other Boards ▶ Pathward, N.A. (since 2014)

Career Highlights
Bank On Marketing, a consulting firm, working with Banks, Fintechs and startup firms with a focus on go to market strategy, customer experience design ad product marketing in the payments sphere
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Founder and Financial Services Consultant (March 2013 to present)

Wells Fargo
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Head of Marketing, Consumer Credit and Payments divisions (1998 to 2013)

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Holds several patents for developing “My Spending Report,” an online personal financial and budgeting tool created for wellsfargo.com

Providian Financial
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Held senior management positions in the Real Estate and Credit divisions

Citigroup
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Held senior management positions in the Consumer Banking Group, where she introduced the world’s first major Photocard product

Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Hoople developed through her years of involvement in various capacities in the financial services industry, including developing innovative products and services that enhance the customer experience and resulted in the launch of many industry leading and high engagement products as well as her service on our Board and various Board committees, enable her to provide the Board extensive expertise regarding Pathward Financial’s operations and management.

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 11

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
RONALD D. MCCRAY		TERM TO EXPIRE IN 2025
Age 66 Director since 2021 INDEPENDENT	Committees ▶ Compensation (Chair) ▶ ESG
Other Boards
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Dallas News Corporation, a public company (since 2010)

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Power School Group, LLC., a public company (since 2021)

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Emeritus Trustee, Presidential Advisor and Former Vice Chair of the Board of Trustees, Cornell University

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Pathward, N.A. (since 2021)

Career Highlights
RLJ Equity Partners, a private equity firm
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Advisor (2015 to present)

645 Ventures, a high technology venture capital firm
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Advisor (2016 to present)

Career Education Corp. (now Perdoceo Education Corporation)
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Chairman, Interim President and Chief Executive Officer (2015 to 2016)

NIKE, Inc.
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Chief Administrative Officer (2007 to 2009)

Kimberly Clark Corporation
Served in various roles as a lawyer (1987 to 2007), including:
▶
SVP, Law and Government Affairs

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Chief Compliance Officer

Skills and Experience
The Board believes that McCray has significant experience and knowledge in the leadership of large organizations, accounting, finance, corporate governance, risk management, operations and marketing, as well as public company board experience. These skills, together with his legal training and experience, serve to strengthen the Board’s collective qualifications, skills and experience.

BRETT L. PHARR		TERM TO EXPIRE IN 2025
Age 62 Director since 2021	Committees ▶ None	Other Boards ▶ Pathward, N.A. (since 2021)

Career Highlights
Pathward Financial and Pathward N.A.
▶
Chief Executive Officer (October 2021 to present)

▶
Co-President and Chief Operating Officer (June 2020 to October 2021)

▶
Executive Vice President, Group Head of Governance, Risk and Compliance (February 2019 to June 2020)

Citizens Bank
▶
Senior Risk Director, Consumer Division, where he built a best practice enterprise risk organization and culture that enhanced competitive advantage, solidified brand identity, and increased shareholder confidence

Bank of America
▶
Held roles in the Commercial and Consumer lines of business, Business Transformation, Mergers and Acquisitions and Risk, for 32 years

Skills and Experience
The Board believes that Pharr’s experience in business leadership and transformation, along with risk and compliance at Pathward and other banking institutions, enable him to provide the Board with experience and skills that strengthen the overall effectiveness of the Board.
Pharr is a member of Pathward’s Executive Committee

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KENDALL E. STORK		TERM TO EXPIRE IN 2026
Age 70 Director since 2016 INDEPENDENT	Committees ▶ Audit (Chair) ▶ Risk	Other Boards ▶ Pathward, N.A. (since 2016)
Career Highlights Citibank ▶ Sioux Falls Site President, for 17 years (1999 until his retirement in 2016) ▶ President and CEO, Citibank, South Dakota
Other Prior Directorships
▶
Citibank, South Dakota, serving for 12 years as a Board Member, seven of those as Chair

Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Stork developed through his position at Citibank, as well as his strong financial services background and his service on our Board and various Board committees, enable him to provide the Board extensive financial and management expertise.

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Corporate Governance
INDEPENDENCE
Our Corporate Governance Guidelines provide that a majority of our directors must be “independent.” For this purpose, the Board relies on the definitions of  “independence” and “non-employee directors” found in rules promulgated by the Internal Revenue Service, the Securities and Exchange Commission (the “SEC”), and NASDAQ.
Our Board has determined that the following eight directors are independent:
▶ Douglas J. Hajek ▶ Elizabeth G. Hoople ▶ Ronald D. McCray ▶ Frederick V. Moore	▶ Christopher Perretta ▶ Becky S. Shulman ▶ Kendall E. Stork ▶ Lizabeth H. Zlatkus
The Board has determined that Brett L. Pharr, our CEO, does not qualify as independent. During fiscal year 2023, the Board also determined that Michael R. Kramer was independent. Kramer’s term ended as of the February 28, 2023 Annual Meeting (the “2023 Annual Meeting”), and Moore’s term will end as of the 2024 Annual Meeting.
In determining that Hajek is independent, the Board considered Pathward Financial’s relationship with Davenport, Evans, Hurwitz & Smith, LLP, the law firm at which Hajek is of counsel. In determining that Shulman is independent, the Board considered Pathward Financial’s relationship with Card Compliant, LLC, of which Shulman is the President and Chief Operating Officer and a director. In determining that Kramer was independent, the Board considered Pathward Financial’s relationship with Dickinson Wright, LLP, the law firm of which Kramer is a member. See “Related Person Transactions” for more information. The Board determined that these relationships were not material and did not impact the applicable director’s independence based on the amounts involved, the lack of financial interest of the directors in the transactions, and the fact that the payments made were for services in the ordinary course of Pathward Financial’s business.
SEPARATION OF BOARD CHAIR AND CEO
Brett L. Pharr	Douglas J. Hajek	Becky S. Shulman
Chief Executive Officer since 2021	Chair of the Board since 2021	Vice Chair of the Board since 2021
Douglas J. Hajek, an independent director, has served as Chair of the Board since 2021. The Board has determined that separating the Chair and CEO positions is currently the most effective leadership structure for Pathward Financial, allowing the Chair to focus on Board matters and the CEO to focus on Pathward Financial’s day-to-day operations and leadership. The Board believes Pathward Financial is well-served by this leadership structure. Nevertheless, the Board has no formal policy requiring the positions of Chair of the Board and CEO to be separated, and the Board periodically reviews its leadership structure to evaluate and determine whether its leadership structure remains appropriate. If the CEO were to also serve as Chair of the Board, the independent directors would appoint a “Lead Independent Director.”
The Chair and Vice Chair of the Board are elected annually.
RISK OVERSIGHT
The Board is actively involved in overseeing management of risks that could affect Pathward Financial. This oversight is conducted primarily through the Board’s committees, but the full Board retains responsibility for general oversight. The Board endeavors to satisfy this responsibility by evaluating reports by each committee chair regarding the committee’s considerations and actions, and by evaluating reports from Pathward officers responsible for the oversight of specific risks—particularly Pathward’s Chief Legal and Administrative Officer, who oversees the Governance, Risk and Compliance function. The Board is responsible for oversight of our risk management function, which involves approving, reviewing and overseeing management’s implementation of our risk management framework and risk policies.
Risks relating to the direct operations of Pathward, N.A. are overseen by the Pathward, N.A. Board, whose members also serve as directors of the Pathward, Financial Board. In addition, all of Pathward Financial’s Audit Committee members serve on Pathward, N.A.’s Audit Committee. The Audit Committee annually reviews and approves management’s internal audit
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risk assessments and multi-year audit plan. In November 2023, the charter of the former Pathward, N.A. Board Risk and Credit Committee was revised to reflect recent suggestions by the Federal Reserve, to create a joint Risk Committee of both the Pathward Financial and Pathward, N.A. Boards (the “Risk Committee”).
Pathward, N.A.’s Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to Pathward, N.A. The Pathward, N.A. Board also takes into account observations and recommendations of its regulators.
The chart below summarizes the general allocation of risk management responsibilities among Pathward Financial’s Board and its committees.
BOARD OF DIRECTORS
▶ Responsible for general oversight of risks that could affect Pathward Financial.
BOARD COMMITTEES
▶ Assist the Board in fulfilling its oversight responsibilities and report to the full Board regularly regarding the Committee’s considerations and actions.
RISK COMMITTEE

▶
Oversees enterprise-wide risk profile and risk management of Pathward Financial’s and Pathward, N.A.’s operations, including all relevant enterprise risk categories such as operational, compliance, legal, liquidity, market, interest rate, reputation/strategic and any other material risks.

▶
Oversees assessments of Pathward Financial’s and Pathward, N.A.’s credit risk position, trends, emerging risks and alignment with risk appetite.

▶
Ensures Pathward Financial and Pathward, N.A. have appropriate strategies, policies and systems for risk governance, risk management practices and the risk control infrastructure.

▶
Reviews and discusses management’s assessment of Pathward Financial’s and Pathward, N.A.’s risk position and profile, trends and emerging risks.

▶
Oversees establishment of risk appetite and adherence to enterprise-wide risk limits in conjunction with the established risk appetite and related tolerances.

AUDIT COMMITTEE	COMPENSATION COMMITTEE

▶
Discusses with management Pathward Financial’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

▶
Annually reviews and approves management’s internal audit risk assessments and multi-year audit plan.

▶
Oversees Pathward Financial’s system of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by Pathward Financial.

▶
Reviews the integrity of Pathward Financial’s internal and external financial reporting processes in consultation with the independent auditor and Internal Audit.

▶
Oversees Pathward Financial’s compliance with legal and regulatory requirements.

▶
Considers whether Pathward Financial’s compensation programs could motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. For more information, see “Compensation Risk Analysis” on page 46.

▶
Assesses whether the overall design and performance of Pathward Financial’s compensation policies and practices are consistent with its safety and soundness.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
▶ Oversees management of risks related to Board structure and composition, as well as corporate governance matters.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE COMMITTEE
▶ Reviews, monitors and provides guidance on operational, regulatory and other potential risks and impacts of ESG on Pathward Financial.
Enterprise Risk Management
Our Board, in conjunction with its Committees, oversees enterprise-wide risk management, while our management is responsible for day-to-day risk management. A number of executive management committees are in place to support risk management responsibilities and oversight. For example, our Executive Risk Committee oversees the identification, assessment, measurement, monitoring and mitigation of relevant enterprise risk categories, as well as emerging risks. Our Executive Risk Committee is comprised of our executive management and senior risk department management teams, who have responsibilities across our operations and business functions, helping to ensure that our risk framework is incorporated on an enterprise-wide basis.
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Our Board’s Risk Committee receives regular updates from members of the Executive Risk Committee on, among other matters, cyber, governance, compliance, enterprise, credit and product risks. Our Board’s Risk Committee also receives regular reports on new and emerging trends and provides regular reports to the full Board. Other management-level committees are responsible for implementing policies and risk-management processes related to specific risks, such as operational, investment, product and compliance risks, and issues are escalated to the full Board and its Committees as appropriate.
Privacy and Cybersecurity Risk
We are committed to protecting the privacy and security of sensitive information entrusted to us as well as to maintaining the integrity of our systems. Our executive and senior management teams dedicate significant time and attention to managing cybersecurity risks. Specifically, we focus on:
▶
maintaining cybersecurity and privacy policies;

▶
ensuring management oversight and accountability;

▶
implementing technology design processes to safeguard confidential information, including personally identifiable information.

Our comprehensive cybersecurity program encompasses strategy and framework, policies and standards, and a risk-based methodology aligned with regulatory requirements. This program is under the supervision of our executive management and overseen by the Pathward, N.A. Board of Directors. Additionally, our Information Security Working Group aids executive management in understanding technology-related issues, including cybersecurity risks. This group also oversees our cybersecurity strategy, focusing on understanding and prioritizing cybersecurity capabilities and risks.
To maintain organization-wide cybersecurity awareness, we conduct mandatory annual cybersecurity training for all employees and offer ongoing education through online courses, mock phishing exercises, and awareness materials. Furthermore, we engage independent third parties for penetration testing of our infrastructure and assessments of our cybersecurity program’s compliance with regulations and industry standards.
Our incident response program is designed to effectively mitigate and recover from cyberattacks and facilitate communication with internal and external stakeholders during such events. There were no material breaches of our systems in fiscal year 2023.
STOCKHOLDER ENGAGEMENT
We regularly engage with stockholders and stakeholders to ensure that existing and potential investors understand our key strategic initiatives and decisions and that we address their questions and understand their priorities.
During the past fiscal year, senior management provided institutional investors a wide variety of opportunities to engage and provide feedback.
HOW WE ENGAGED		TOPICS WE DISCUSSED
Among other things, Pathward Financial executives:	We discussed a variety of topics, including Pathward Financial’s:
▶ Attended industry conferences ▶ Held over 120 investor meetings and calls ▶ Hosted group investor meetings	▶ Strategic initiatives ▶ Financial results ▶ Operating performance	▶ Corporate governance ▶ Executive compensation ▶ Environmental, social, and governance matters
We appreciate that our stockholders took the time to share their perspectives and questions with us.
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BOARD AND COMMITTEE SELF-ASSESSMENTS
The Board and each committee of the Board performs a self-assessment of their performance at least annually. The purpose of the Board assessment is to improve the functioning of the Board as a unit. The purpose of the committee assessments is to assess the membership and roles of each committee and improve each committee’s performance.
The Nominating Committee oversees the Board and committee assessments. In particular, the Nominating Committee:
▶
identifies the subject matters the assessments will address;

▶
seeks comments from all directors;

▶
communicates the results of the assessments to the Board for discussion.

The Nominating Committee may hire external consultants or advisors to assist with or to facilitate any part of this process.
In 2022, the Nominating Committee engaged a third-party consultant to facilitate Board and committee assessments. These assessments included a confidential survey and one-on-one conversations with directors and select members of the senior leadership team. In 2023, the Nominating Committee conducted internal Board and committee assessments through a confidential survey of directors. As a result of the 2022 and 2023 Board and committee assessments, in fiscal year 2023 the Board has focused on Board succession planning, as well as executive succession planning and talent development.
DIRECTOR ONBOARDING AND CONTINUING EDUCATION
The Nominating Committee, with the assistance of management, coordinates an onboarding program for new directors that includes, among other things, background materials, meetings with senior management, and visits to certain Pathward offices if and as possible. All new directors must complete the onboarding program.
While serving on our Board, each director is expected to participate in continuing education. The Nominating Committee suggests continuing education opportunities for directors and monitors continuing education completed by each director. Opportunities pursued by directors include third party and internal training on topics such as board governance, fiduciary duties, committee service, privacy and cybersecurity, the Company’s Code of Business Conduct, Gramm-Leach-Bliley Act, Bank Secrecy Act and Anti-Money Laundering.
STOCK OWNERSHIP GUIDELINES
The Compensation Committee has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of Pathward Financial’s stockholders. These guidelines provide that:
▶
Each non-employee director must hold a minimum number of shares of our Common Stock having a market value equal to five times such director’s annual cash retainer. For this purpose, the term “annual cash retainer” means the cash component of director compensation received from Pathward Financial and Pathward, N.A. for service on the Board, excluding compensation received for serving as a Board chair or vice chair or on a committee or as a chair of any committee.

▶
For purposes of calculating the minimum number of shares of our Common Stock required to meet the stock ownership guidelines, the market value of shares is calculated based upon the average closing price for shares of Common Stock for the thirty trading days preceding the date of calculation, as reported by NASDAQ.

▶
Each non-employee director who was serving when the guidelines first went into effect on January 1, 2018, was required to attain the minimum stock ownership level by January 1, 2023; all other non-employee directors must attain the minimum stock ownership level within five years of being appointed or elected to the Board.

▶
Each non-employee director must retain at least 50% of the net shares received pursuant to all equity grants until such minimum stock ownership requirement is met. For this purpose, “net shares” as defined in the stock ownership guidelines includes shares held outright, stock equivalents (e.g., stock units), shares held in benefit plans, unvested restricted stock, and shares held by immediate family members, but excludes unvested performance awards and any shares withheld, forfeited or sold to pay all or a portion of the tax liability associated with an award or grant or the exercise price of a stock option.

▶
As part of the holding requirement described above, non-employee directors are permitted to dispose of Common Stock to cover any tax liabilities with respect to the receipt or exercise of any equity grants.

▶
Once a non-employee director reaches the minimum required number of shares of Common Stock, any declines in stock price or increases to stock ownership requirements will not require such non-employee director to acquire additional shares of Common Stock to again meet the applicable minimum required number of shares. However, he or she will be required to retain all shares then held until such time as the non-employee director again satisfies the minimum stock ownership requirement.

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If a non-employee director encounters an economic hardship that he or she reasonably believes will prevent his or her compliance with the guidelines, such non-employee director may present the hardship to the Compensation Committee. The Compensation Committee may elect to find the non-employee director in compliance or not or take such other action as the Compensation Committee deems appropriate.

The Compensation Committee reviews compliance and/or progress towards compliance with the stock ownership guidelines at least annually. All non-employee directors who served as of January 1, 2018 have achieved the minimum stock ownership requirement and all other non-employee directors are making appropriate progress toward the requirement.
RESTRICTIONS ON SERVICE AS A DIRECTOR
No individual, other than those who were already serving as directors on January 1, 2020, will be nominated to our Board after attaining the age of 72 without a specific exemption from the Board. We do not have a policy regarding term limits.
Directors may not serve on more than four boards of other public companies in addition to Pathward Financial’s Board. Members of the Audit Committee may not serve on more than two other public company audit committees.
MEETINGS AND ATTENDANCE
Regular meetings of the Board are generally held on a quarterly basis. Special meetings may be called from time to time as circumstances warrant. Directors are expected to attend all Board meetings and are asked to attend the annual stockholders meeting. The Board held four regular meetings and four special meetings in fiscal year 2023. The non-employee directors convened six executive sessions at the end of Board meetings without management participation. Such sessions are generally chaired by the Chair of the Board.
Each director attended 75% or more of the aggregate number of meetings of  (i) the Board held during the period in which he or she was a director in fiscal year 2023, and (ii) the committees of the Board of which he or she was a member.
Senior members of management have been present at each annual meeting to answer any stockholder questions. Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meetings with management and other investor relations activities. Since very few stockholders have historically attended our annual meetings and all of our directors typically attend, we encourage but have not adopted a policy requiring the attendance of directors at the annual meeting. All of the directors except Kramer who ceased being a director at the end of the 2023 Annual Meeting, attended the 2023 Annual Meeting.
OTHER GOVERNING DOCUMENTS
Pathward Financial has adopted a written Code of Business Conduct that applies to all directors, officers and employees. If we make substantive amendments to or grant any waiver from the Code of Business Conduct applicable to our principal executive, financial or accounting officers, controller or persons performing similar functions, we will disclose the nature of such amendments or waiver in a report on Form 8-K in a timely manner.
Pathward Financial has also adopted Corporate Governance Guidelines to facilitate principled actions, effective decision-making, and appropriate monitoring of both compliance and performance by the Board.
Our governance documents can be found on Pathward Financial’s website: https://pathwardfinancial.com/governance/governance-documents/
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At this location, you can find:
COMMITTEE CHARTERS	GOVERNANCE DOCUMENTS

▶
Audit Committee Charter

▶
Compensation Committee Charter

▶
Corporate Governance and Nominating Committee Charter

▶
Environmental, Social and Governance Committee Charter

▶
Risk Committee Charter

▶
Code of Business Conduct

▶
Corporate Governance Guidelines

▶
Pathward Financial’s Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws (“Bylaws”)

▶
Stockholder Recommendation of Director Nominees Policy

COMMUNICATING WITH OUR DIRECTORS
Stockholders may communicate with the Board in writing addressed to the Chair of the Board or to any individual director at Pathward Financial’s offices at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108. Communications to the non-employee directors as a group may be sent to the Chair of the Board c/o the Corporate Secretary of Pathward Financial at the same address. All such communications are sent to the Corporate Secretary, who forwards them to the applicable director(s).
COMMITTEES OF THE BOARD
During fiscal year 2023, the Pathward Financial Board had four standing committees and the Pathward, N.A. Board additionally had a standing Risk Committee which is now a committee of both Boards.
The charter for each committee can be found on Pathward Financial’s website: https://pathwardfinancial.com/governance/governance-documents/
Every member of every committee is currently, and during fiscal year 2023 was, independent. Members of each committee are members of the Boards of both Pathward Financial and Pathward, N.A. The committee descriptions below reflect the current members of our standing committees and the number of meetings held in fiscal year 2023.
AUDIT COMMITTEE	MEETINGS IN FISCAL YEAR 2023: NINE
Current Members KENDALL E. STORK | CHAIR BECKY S. SHULMAN LIZABETH H. ZLATKUS
Principal Responsibilities
The Audit Committee assists the Board in fulfilling its oversight responsibilities related to, among other things:
▶
the integrity of Pathward Financial’s financial statements and Pathward Financial’s accounting and financial reporting process (both internal and external) and financial statement audits;

▶
the qualifications and independence of the independent auditor;

▶
the performance of Pathward Financial’s internal audit function and independent auditors;

▶
Pathward Financial’s compliance with legal and regulatory requirements;

▶
Pathward Financial’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by Pathward Financial.

Qualifications
▶
Each member of the Audit Committee is, and was during the fiscal year 2023, a non-employee director who:

(1)
meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 5605(a)(2) of the NASDAQ Listing Rules;

(2)
is able to read and understand fundamental financial statements and otherwise complies with NASDAQ’s financial literacy requirements.

▶
The Board has determined that Stork, Shulman and Zlatkus based upon their experience, training and education, qualify as “audit committee financial experts” as that term is defined in the rules and regulations of the SEC.

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COMPENSATION COMMITTEE	MEETINGS IN FISCAL YEAR 2023: SIX
Current Members RONALD D. MCCRAY | CHAIR ELIZABETH G. HOOPLE LIZABETH H. ZLATKUS
Principal Responsibilities
The Compensation Committee’s general purpose is to review and approve Pathward Financial’s overall compensation philosophy, principles and practices and to discharge the Board’s responsibilities relating to the compensation of Pathward Financial’s non-employee directors and executive officers and the implementation of Pathward Financial’s executive compensation plans. The Compensation Committee, among other things:
▶
reviews Pathward Financial’s executive officer compensation programs, including the risks associated with such programs, in light of the overall compensation philosophy;

▶
reviews and approves the compensation of Pathward Financial’s CEO and other executive officers;

▶
reviews the corporate goals and objectives relevant to the evaluation and compensation of Pathward Financial’s CEO and other executive officers;

▶
reviews and approves any employment, severance, change-in-control, or termination agreements to be made with any executive officer and makes recommendations to the Board regarding provisions to be included in any new or renegotiated employment, consulting or similar agreements permitting Pathward Financial or Pathward, N.A. to clawback payments, compensation or other benefits to executive officers under certain circumstances;

▶
reviews and approves the compensation of the Board’s non-employee directors;

▶
approves any new incentive compensation plans;

▶
annually reviews compliance and/or progress towards compliance with Pathward Financial’s stock ownership guidelines.

Qualifications
▶
Each member of the Compensation Committee meets, and each member of the Compensation Committee during fiscal year 2023 met, the heightened NASDAQ independence standards to sit on the Compensation Committee.

▶
The Compensation Committee may delegate its authority to subcommittees as it deems appropriate and, to the extent permitted by applicable law, may delegate to one or more executive officers the authority, within guidelines established by the Compensation Committee, to approve equity compensation awards under Pathward Financial’s established equity compensation plans for employees other than executive officers.

▶
The Compensation Committee also may delegate any non-discretionary administrative authority under Pathward Financial’s compensation and benefit plans, consistent with any limitations specified in the applicable plans.

The Compensation Committee has the sole authority to retain compensation consultants to assist in evaluating executive officer compensation. Since May 2019, the Compensation Committee has retained Pay Governance LLC annually to provide advice concerning executive officer and non-employee director compensation.

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NOMINATING COMMITTEE	MEETINGS IN FISCAL YEAR 2023: FOUR
Current Members ELIZABETH G. HOOPLE | CHAIR FREDERICK V. MOORE CHRISTOPHER PERRETTA
Principal Responsibilities
The Nominating Committee assists the Board by considering and addressing matters relating to governance of the Board, Pathward Financial and Pathward, N.A., identifying qualified individuals to become directors and recommending to the Board director nominees. The Nominating Committee, among other things:
▶
monitors and evaluates independence of current directors and director nominees by reviewing situations that present potential conflicts of interest, which may impact director independence;

▶
reviews the Board succession planning at least annually;

▶
reviews the Code of Business Conduct and Corporate Governance Guidelines at least annually;

▶
establishes and periodically reviews the criteria for selection of new directors;

▶
leads the search for individuals qualified to become new directors, and reviews and recommends whether current directors should stand for re-election;

▶
develops and coordinates an onboarding program for new directors, and oversees continuing education opportunities for current directors;

▶
reviews the composition, size, expertise and diversity of the Board and its committees;

▶
oversees the Board’s annual self-assessments;

▶
reviews executive succession planning at least annually with the CEO, develops and maintains CEO and executive succession plans, and evaluates and recommends potential CEO successors to the Board.

What’s New?
We have added new Board and executive succession planning responsibilities to the Nominating Committee’s scope of service.
ESG COMMITTEE	MEETINGS IN FISCAL YEAR 2023: FOUR
Current Members* FREDERICK V. MOORE | CHAIR RONALD D. MCCRAY DOUGLAS J. HAJEK
Principal Responsibilities
The ESG Committee oversees Pathward Financial’s ESG program, including its policies, programs, and strategies regarding environmental, social and governance matters significant to Pathward Financial and the public. The ESG Committee, among other things:
▶
oversees Pathward Financial’s charitable giving policies and programs;

▶
oversees Pathward Financial’s policies and programs related to environmental sustainability, human rights and other social and public matters of significance to Pathward Financial;

▶
monitors the state of Pathward Financial’s relationships and reputation with external stakeholders;

▶
oversees and reviews Pathward Financial’s annual ESG report.

* Kramer served as Chair of the ESG Committee during fiscal year 2023 until his service as a member of the Pathward Financial Board ended as of the 2023 Annual Meeting held on February 28, 2023.
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RISK COMMITTEE	MEETINGS IN FISCAL YEAR 2023: FOUR
Current Members* BECKY S. SHULMAN | CHAIR KENDALL E. STORK CHRISTOPHER PERRETTA
Principal Responsibilities
The Risk Committee has been established to assist the Board and executive management with their responsibilities to provide appropriate governance and oversight of the enterprise-wide risk profile and risk management of Pathward Financial’s and Pathward, N.A.’s operations. In November 2023, the charter of the former Pathward, N.A. Board Risk and Credit Committee was revised to reflect recent suggestions by the Federal Reserve to create a joint Risk Committee of the Pathward Financial and Pathward N.A. Boards. The Risk Committee, among other things:
▶
reviews and ensures that Pathward has appropriate strategies, policies and systems for risk governance, risk management practices and risk control infrastructure;

▶
reviews and oversees Pathward’s enterprise risk management frameworks;

▶
reviews adherence to Pathward’s enterprise-wide risk limits in conjunction with the established risk appetite and related tolerances;

▶
reviews management’s assessment of Pathward’s risk position and profile, trends and emerging risks, and significant new business or strategic initiatives;

▶
assesses the alignment of Pathward’s risk profile with Pathward’s strategic plan, goals, objectives and risk appetite;

▶
oversees assessments of Pathward’s credit risk position, trends, emerging risks, and alignment with risk appetite;

▶
oversees administration of Pathward’s credit portfolio;

▶
oversees the administration and effectiveness of Pathward’s credit risk management framework and policies.

*
Kramer served on the Risk Committee during fiscal year 2023 until his service as a member of the Pathward Financial and Pathward N.A. Boards ended as of the 2023 Annual Meeting held on February 28, 2023.

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Environmental, Social and Governance Matters
At Pathward Financial and Pathward, N.A., we believe in our purpose of powering FINANCIAL INCLUSION. Our success is built on serving as a trusted partner. We aim to create positive environmental, social and governance impacts alongside our partners while promoting an inclusive financial system.
This section provides an overview of our ESG priorities and endeavors.
For more complete information, please see our ESG Report, which is available at: www.pathwardfinancial.com/esg
ESG GOVERNANCE
Our ESG governance structure emphasizes Board and executive management oversight of our company wide ESG integration efforts.
In fiscal year 2021, the Board demonstrated its commitment to ESG by forming an ESG Committee, which meets quarterly to discuss current and emerging ESG topics and to provide oversight of our ESG efforts.
Our President provides executive oversight of our ESG efforts. The Senior Vice President, ESG, Communications and Brand regularly engages with senior executives who help inform our ESG strategy. A cross-functional working group, chaired by the Senior Vice President, ESG, Communications and Brand, helps initiate program implementation.
ESG PRIORITIES
Informed by our most recent materiality assessment, we have four strategic ESG priorities.

ENABLE AN INCLUSIVE FINANCIAL SYSTEM	ENGAGE OUR WORKFORCE	INVEST IN ENVIRONMENTAL SUSTAINABILITY	BUILD TRUST THROUGH GOOD GOVERNANCE
▶ financial inclusion ▶ access to finance and affordable products and services ▶ social impacts from business operations	▶ diversity, equity and inclusion	▶ environmental impacts from business operations	▶ business ethics ▶ transparency, accountability and reporting ▶ responsible use of data, data privacy and cyber security
Our ESG strategy most closely aligns with the following United Nations Sustainable Development Goals:
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ENVIRONMENTAL SUSTAINABILITY
We are committed to advancing the sustainability of our business operations and minimizing our impact on the environment. We achieve this primarily in two areas: reducing waste and energy consumption in our workplaces and through specialty financing of alternative energy projects.
We have significantly reduced our physical footprint as a result of remote work strategies.
▶
We use a Digital Addressable Lighting Interface (DALI) system, which uses lighting management software to minimize electrical consumption, at our headquarters and some of our other offices.

▶
In addition to recycling paper, plastic and glass at some of our offices, we have used Secure Enterprise Asset Management (SEAM) since 2016. SEAM provides certified, compliant and secure data destruction, electronics recycling, and asset recovery of business technology equipment. In fiscal year 2023, we recycled more than 6,100 pounds of equipment.

▶
We continually increase our use of online data and document management and storage, which has greatly reduced our paper usage.

▶
In alignment with our Talent Anywhere strategy, we offer significantly more work-from-home options than we have in years past, resulting in lower greenhouse gas emissions associated with employees’ commutes.

SOCIAL IMPACT
As a Member of Our Communities
Our employees regularly volunteer their time and contribute to worthwhile causes. In fiscal year 2023, Pathward employees self-reported they volunteered 5,500 hours at non-profit organizations. In addition, Pathward, N.A. received an overall rating of Outstanding on its most recent Community Reinvestment Act performance evaluation in February 2020. To encourage our employees to contribute to the charitable causes they believe are important, we offer a matching gifts program to our employees.
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Community Impact Model
As an Employer
To continue delivering on our purpose of powering financial inclusion, it is crucial that we attract and retain diverse talent. To that end, we strive to make Pathward an inclusive, safe and healthy workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits and health and well-being programs.
Diversity, Equity, and Inclusion
Our commitment to diversity, equity, and inclusion (“DEI”) is recognized by our Board of Directors, Executive Committee, DEI Steering Committee, and other leadership teams and extends to each Pathward employee. We collectively promote a culture that empowers our employees and fosters values of respect, inclusion and belonging. Our DEI efforts are advanced by our employees who integrate it into our business and our core values:

LEAD BY EXAMPLE	FIND A BETTER WAY	HELP OTHERS SUCCEED	DARE TO BE GREAT
We believe that diversity in our organization leads to more innovative solutions for our customers and partners as we seek to better understand the unique needs in the markets that we serve.
Employee Resource Groups
Employee Resource Groups (“ERGs”) are an important forum to foster overall employee engagement and help promote DEI. We had seven active ERGs at Pathward in fiscal year 2023, during which 31% of our employee population participated in one or more ERGs. These voluntary, employee-led groups are open to all employees and encourage cross-collaboration between and among affinity groups to leverage synergies, encourage knowledge transfer and fuel business objectives. In addition, each ERG engages in community impact efforts, including organizing donation drives and volunteer events.
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We currently have the following ERGs:
▶
Black Employees Leading in Inclusion, Excellence, Vision, and Education (BELIEVE)

▶
Military Veterans Network

▶
Network of Women

▶
Pathward Gaming Network

▶
Pride Pact

▶
Serving Communities and Linking Employees (SCALE)

▶
Wellness- Body and Mind Health

Employee Snapshot
As of September 30, 2023, the average age of our employees and percentage of women and men were as follows:
Total Rewards
As part of our total rewards strategy, we aspire to offer and maintain market competitive total rewards programs for our employees that attract and retain superior talent.
▶
In addition to competitive base wages, we offer other variable pay including an annual bonus or commission plan.

▶
We offer a 401(k) plan with a highly competitive company match.

▶
Our healthcare, insurance benefits, health savings and flexible spending accounts are equally competitive with a low-cost share for the employee.

▶
We understand how important it is that our employees have time away from work. To allow employees time to recharge, we offer paid time off, family leave, family care resources, flexible work schedules, adoption assistance, employee assistance programs, and other rest and family related benefits. We want our employees to be healthy and be able to bring their whole selves to the workplace.

HEALTH AND WELL-BEING
The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We have continued the practice we started in 2021 when we became a fully remote-enabled employer. At that time, we instituted a work-from-home program allowing hybrid access to our offices while imposing safety protocols. We purchased laptops and related hardware for home-based employees who previously worked on desktop computers; we also provided employees with a stipend to enhance their at-home work experience. We follow local, state and federal regulations issued by the Occupational Safety and Health Administration and are prepared to implement any applicable workplace requirements. To demonstrate our commitment to health, safety and wellness, we provide our employees and their families access to a variety of flexible and convenient health and well-being programs. Those programs include medical, dental and vision benefits, accrued paid-time off, new-parent leave, paid time off for volunteering, matching gifts, and an employee assistance program.
Talent
As of September 30, 2023, we had employees located in 43 states, the District of Columbia, and Ontario, Canada. A core tenet of our talent system is to both develop talent from within and enrich our talent pool with external hires to support a continuous improvement mindset. We have evolved our “Talent Anywhere” recruitment strategy to source candidates in anchor geographic hubs with flexibility to hire in other domestic locations. This allows us to expand our talent pool to
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acquire the best talent available while encouraging the ability for interactivity in our hub locations to build connections and community. Through this recruiting strategy, we expand our reach beyond local candidates as a remote-enabled employer of choice.
Assessing talent and leadership development are critical areas to our talent pipeline strategy. We have continued to mature our enterprise talent management framework. This framework is used throughout Pathward to provide a cleaner view of our teams’ strengths and opportunities, by identifying capabilities needed to achieve our strategy and creating action plans to close gaps. This ensures that:
▶
our internal talent supply keeps pace with demand;

▶
we invest in our workforce with intention;

▶
we have our highest performing, highest potential employees applied to our most critical work;

▶
we are preparing today’s talent for tomorrow’s needs.

Our performance management program is an interactive practice that engages our employees by:
▶
aligning objectives at the enterprise level to drive individual goal setting;

▶
having quarterly conversations designed to review progress and accomplishments and designate focus areas for the upcoming quarter;

▶
measuring progress against objectives, alignment, and performance feedback throughout the year.

We offer a variety of support to help team members and managers establish and meet personalized development goals, take on new roles and become better leaders.
As of the end of fiscal year 2023, the average tenure for our employees is approximately 5.6 years.
CORPORATE GOVERNANCE
Our commitment to strong, transparent corporate governance and ethical business practices starts with our Board and the executive leadership team and extends throughout Pathward Financial.
▶
We have a comprehensive Code of Business Conduct, which all employees and directors are required to certify that they have reviewed each year.

▶
Our Board is composed of independent directors (except for our CEO) with an independent Board chair.

▶
Our directors have a variety of relevant skills, knowledge, experience and perspectives.

▶
Our Audit Committee, Compensation Committee, Nominating Committee, ESG Committee and Pathward, N.A.’s Risk Committee are composed of independent directors.

▶
Our independent directors meet regularly in executive sessions throughout the year.

▶
Our Board has adopted Corporate Governance Guidelines, which formalize critical policies.

▶
We maintain strong enterprise risk management processes with Board oversight.

▶
We proactively engage with our investors and stockholders.

▶
We have robust stock ownership guidelines for directors and executive officers.

▶
We have two clawback policies that apply to our officers: one that applies if Pathward Financial is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under the federal securities laws and the other that applies if an officer engages in certain “detrimental conduct” that does not result in an accounting restatement.

▶
The Board and Committees complete annual self-assessments of their performance and capabilities.

▶
The Board analyzes director skills annually to understand gaps and opportunities.

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Related Person Transactions
The Audit Committee is responsible for reviewing information pertaining to transactions with related persons required to be disclosed in Pathward Financial’s periodic reports with the SEC, if any. Pathward Financial also has adopted written policies to implement the requirements of Regulation O of the Board of Governors of the Federal Reserve System, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by the Pathward, N.A.’s Board. In addition, the Board periodically reviews information concerning such insider loans, deposits and related interests, including with respect to continued compliance with such policies.
Pathward, N.A. has followed these policies when granting loans to eligible directors, officers, employees and members of their immediate families to finance their personal residences and for consumer purposes. As of September 30, 2023, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pathward, N.A., and did not involve more than the normal risk of collectability or present other unfavorable features.
Michael R. Kramer, a former Director of Pathward Financial and Pathward, N.A., is a member of the law firm of Dickinson Wright LLP. This law firm occasionally represents the interests of Pathward in legal matters arising from Pathward’s business. During fiscal year 2023, the fees and expenses paid to Kramer’s law firm were approximately $621,869. These fees represent less than 5% of the total fees received by Dickinson Wright LLP during fiscal year 2023. The Board has determined that the relationship between Dickinson Wright LLP and Pathward Financial did not prevent Kramer from being an “independent” director pursuant to rules promulgated by the NASDAQ Stock Market.
Compensation of Directors
In order to attract and retain qualified directors, our practice is to set non-employee director compensation within a competitive range of pay at comparable companies. Generally, every two years, the independent compensation consultant presents a market pay benchmarking analysis relative to the same peer group used to assess executive officer compensation levels. The most recent competitive pay study was completed in September 2023. After reviewing the study, the Compensation Committee decided to increase the value of the annual cash retainer for fiscal year 2024 by $10,000, from $50,000 to $60,000, change the stock award component to be in the form of fully vested shares upon grant, and also increase certain committee retainers. Pursuant to the stock ownership guidelines, directors will be required to retain at least 50% of the net shares from any stock awards until in compliance with their minimum stock ownership requirement.
The following tables set forth compensation information for the fiscal year ended September 30, 2023, for Pathward Financial’s non-employee directors. Our CEO does not receive any additional compensation for serving as a director.
Non-Employee Director Annual Compensation for the Fiscal Year Ended September 30, 2023
For Service on the Board
	Pathward Financial	Pathward, N.A.
Member retainer (cash)	$27,500	$22,500
Stock awards(1) (shares)	2,950	N/A
Additional retainers (cash):
Chair	$56,250	$18,750
Vice Chair	$15,000	$5,000

(1)
Directors are entitled to an annual stock award consisting of shares of Pathward Financial Common Stock valued at $150,000 (rounded up to the nearest 50 shares). Consistent with past practice, the number of shares granted was based on the closing stock price on the date of the 2023 Annual Meeting, February 28, 2023, of  $51.01 per share, which resulted in a grant of 2,950 shares. These shares, which were awarded upon the Board’s adoption of the 2023 Omnibus Incentive Plan on September 27, 2023, are contingent on stockholder approval of the 2023 Omnibus Incentive Plan at the 2024 Annual Meeting and, if approved, will vest at that time. For additional information, see Proposal 3 below.

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Non-Employee Director Annual Compensation for the Fiscal Year Ended September 30, 2023
For Combined Service on Pathward Financial’s and Pathward, N.A.’s Committees
Committee	Member Retainer ($)	Chair Retainer ($)
Audit Committee	10,000	21,000
Compensation Committee	9,500	15,000
Nominating Committee	5,000	12,000
ESG Committee	5,000	12,000
Risk Committee (Pathward, N.A. only during fiscal year 2023)	5,000	12,000
Board members were also reimbursed for reasonable out-of-pocket expenses incurred in attending Board meetings and committee meetings, as well as continuing director education programs.
The annual retainers for Board and committee service are reviewed after each annual meeting of stockholders. See above for changes made for the fiscal year 2024 director compensation program.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2023*
The following table presents the amounts paid to each of Pathward Financial’s non-employee directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Douglas J. Hajek	130,000	133,812	575	264,387
Elizabeth G. Hoople	71,500	133,812	575	205,887
Michael R. Kramer(3)	0	0	75,280	75,280
Ronald D. McCray	70,000	133,812	575	204,387
Frederick V. Moore(4)	67,000	133,812	575	201,387
Christopher Perretta(5)	60,000	133,812	295	194,107
Becky S. Shulman	92,000	133,812	575	226,387
Kendall E. Stork	76,000	133,812	575	210,387
Lizabeth H. Zlatkus	69,500	133,812	575	203,887

*
Columns for “Option Awards,” Non-Equity Incentive Plan Compensation,” and “Change in Pension Value and Non-Qualified Deferred Compensation Earnings,” have been omitted because they are not applicable.

(1)
Amounts reflect the aggregate grant date fair value of stock awards. For this purpose, we have used the closing price of the shares on September 27, 2023, the date the awards were approved by the Board under the 2023 Omnibus Incentive Plan, even though this is not the accounting grant date for the awards, which will be the date the 2023 Omnibus Incentive Plan is approved by stockholders. Using the value as of the Board approval date better reflects for stockholders the Board’s decisions regarding these awards and the fiscal year 2023 director compensation design. See, also, Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (“fiscal year 2023 Annual Report on Form 10-K”) and Proposal 3 below.

(2)
Represents the amount of cash dividend equivalents paid in fiscal year 2023 as if the 2,950 shares of fiscal year 2023 stock awards had been granted on February 28, 2023 to each director, except Kramer. For Kramer, includes payments made in fiscal year 2023 pursuant to a letter of understanding regarding advisory services between the Company and Kramer, dated March 1, 2023.

(3)
Kramer’s service as a member of the Pathward Financial Board ended as of the fiscal year 2022 annual meeting held on February 28, 2023.

(4)
Moore will cease being a member of the Pathward Financial Board as of the end of the fiscal year 2023 annual meeting.

(5)
Perretta was appointed to the Pathward Financial Board on February 28, 2023.

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EXECUTIVE OFFICERS
The following sets forth certain information regarding the current executive officers of Pathward Financial, all of whom are members of the Pathward Financial Executive Committee. Information pertaining to Pharr, who is a director and the CEO of Pathward Financial and Pathward, N.A., may be found in the “Directors Continuing in Office” section of Proposal No. 1 above. The Board elects executive officers annually. For more information pertaining to the compensation of our executive officers, see “Executive Compensation” below.
GREGORY A. SIGRIST*	EXECUTIVE OFFICER SINCE 2023
Age 56
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶
Executive Vice President and Chief Financial Officer (November 21, 2023 to present)

▶
Executive Vice President and Chief Financial Officer Designee (November 1, 2023 to November 21, 2023)

Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank
▶
Executive Vice President and Chief Financial Officer (August 2020 to October 2023)

Columbia Banking System, Inc. and its wholly owned subsidiary Columbia State Bank
▶
Executive Vice President and Chief Financial Officer (June 2018 to February 2020)

Morgan Stanley
Spent 12 years with Morgan Stanley as a Managing Director in a number of senior financial roles, including:
▶
Chief Financial Officer, Morgan Stanley Bank, N.A. (2014 to early 2018)

Citigroup
▶
Vice President, Corporate Accounting Policy/ M&A Finance (2001 to 2006)

Ernst & Young and McGladrey & Pullen
▶
Sigrist built the foundation of his career with Ernst & Young and McGladrey & Pullen in senior auditing roles of financial services clients, including regional and community banks, before transitioning into the banking industry in 2001

▶
Certified Public Accountant

* Sigrist is not included as a named executive officer in this proxy statement because he did not assume his executive officer position until the first quarter of fiscal year 2024.
ANTHONY M. SHARETT	EXECUTIVE OFFICER SINCE 2019
Age 47
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶
President (October 2021 to present)

▶
Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary (June 2020 to October 2021)

▶
Executive Vice President and General Counsel (September 2019 to June 2020)

Nationwide Mutual Insurance Company
Held legal and business unit positions (October 2021 to August 2019), including:
▶
President, Nationwide Pet Insurance

▶
Interim President, Nationwide Bank

Baker Hostetler
▶
Partner and National Co-leader of the firm’s Financial Services Practice Group

Other Affiliations
▶
Serves on various nonprofit and advisory boards

▶
Member, Greater Phoenix Leadership

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CHARLES C. INGRAM	EXECUTIVE OFFICER SINCE 2020
Age 54
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶
Executive Vice President and Chief Technology and Product Officer (October 2021 to present)

▶
Executive Vice President, Chief Information Officer (March 2020 to October 2021)

Nextiva
▶
Chief Product Officer (2017 to 2019)

PetSmart
▶
Vice President of Information Technology (2014 to 2017)

Yum Brands
▶
Head of Technology Innovation and Enterprise Architecture (2010 to 2014)

Pfizer Pharmaceuticals and Wachovia Bank
▶
Served in various global technology leadership roles across numerous divisions

NADIA A. DOMBROWSKI	EXECUTIVE OFFICER SINCE 2022
Age 62
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶
Executive Vice President and Chief Legal and Administrative Officer (November 2022 to present)

▶
Executive Vice President and Chief Legal Officer (January 2022 to November 2022)

Safrapay, a provider of small business banking and online payment solutions
▶
Senior Vice President and General Counsel (January 2020 to October 2021)

Community Federal Savings Bank
▶
Senior Vice President, General Counsel and Corporate Secretary (November 2015 to January 2020)

MasterCard, Bank of America, and several start-up companies
▶
Held senior legal and operations leadership roles

Davis Wright Tremaine LLP
▶
Partner in the Financial Services and Payments practice groups

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EXECUTIVE COMPENSATION
Proposal 2—Advisory Vote on Executive Compensation (“Say-on-Pay”)
We are asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (sometimes referred to as “NEOs”) as required pursuant to Section 14A of the Exchange Act. This non-binding advisory vote, commonly referred to as “Say-on-Pay,” is not intended to address any specific item of compensation, but instead relates to the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the Summary Compensation Table and related tables and narrative included in this proxy statement.
The Compensation Committee believes we have an effective compensation program that is designed to recruit, motivate and retain top quality executive leadership focused on attaining short-term and long-term corporate goals and increasing stockholder value. Through equity grants, each of our executive officers is aligned with the long-term interests of stockholders in increasing the value of Pathward Financial. Moreover, our performance-based compensation system links executive pay to Pathward Financial’s short- and long-term performance.
As an advisory vote, the Say-on-Pay resolution is not binding. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any stockholder approval or disapproval remains with the Board and the Compensation Committee. However, the Board values the opinions of our stockholders as expressed through their votes and other communications. Accordingly, the Board and the Compensation Committee will review and consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding our executive compensation program.
We encourage you to read the Compensation Discussion and Analysis and the related compensation tables and narrative that follow. These sections describe our executive compensation policies and practices and provide detailed information about the compensation of our named executive officers.
The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the executive compensation paid by Pathward Financial to its named executive officers and the following resolution:
“RESOLVED, that the compensation paid to Pathward Financial’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, footnotes and narrative discussion, is hereby APPROVED.”
It is expected that the next Say-on-Pay vote will occur at Pathward Financial’s 2025 Annual Meeting of Stockholders.
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A Letter from Our Compensation Committee
DEAR STOCKHOLDERS:
As members of the Compensation Committee of the Board of Pathward Financial, Inc., we are responsible for ensuring that our executive compensation program aligns the interests of our leadership team with those of Pathward Financial stockholders through our pay-for-performance philosophy. The executive compensation program has been designed to attract, retain, motivate and reward leaders who work to foster strong business results and promote Pathward Financial’s long-term success.
Strong Performance in Fiscal Year 2023
In fiscal year 2023, Pathward Financial delivered strong earnings per share (“EPS”) growth, which was above our target goal. We also outperformed our other incentive plan goals while continuing to grow our brand and business as we executed our strategy.
Pathward Financial continued delivering on its optimization strategy to produce outsized returns to stockholders over the long term through a balanced focus on financial, operational, ESG and broader strategic areas. Our strong financial results reflect the success of our business model as we deliver on our purpose to increase financial inclusion across our Banking as a Service (BaaS) and Commercial Finance business lines, which provide end-to-end support to individuals and businesses. Some highlights include:
▶
Continuing the execution of Pathward Financial’s strategy which centers around three key strategic initiatives:

•
ensuring Pathward Financial holds a mix of earning assets, with an ongoing emphasis on growing its portfolio of higher-return assets

•
optimizing stable core deposits

•
continuing to improve operating efficiencies and simplifying the way we run our business.

▶
Delivering strong growth in financial results for fiscal year ended September 30, 2023:

•
earned net income of  $163.6 million (an increase of 5%), $5.99 per share (an increase of 14%), compared to prior year (ending September 30, 2022) net income of  $156.4 million, or $5.26 per share

•
recognized return on average assets of 2.33% compared to 2.20% for the prior year period

•
announced a new share repurchase program to repurchase up to 7,000,000 shares of the Company’s outstanding common stock on or before September 30, 2028.

▶
Growing Commercial Finance total loans and leases by 23% which supports revenue growth.

▶
Extending multiple agreements and launching new programs with both new and existing partners in BaaS.

▶
Conducting an organizational review in Commercial Finance and created horizontal capabilities and drove efficiencies to better support our customers and deliver future financial performance results.

▶
Further strengthening our Regulatory, Risk and Compliance maturity and infrastructure.

▶
Hiring a new CFO, Gregory A. Sigrist, Executive Vice President, Chief Financial Officer of Pathward Financial and Pathward, N.A., who started in this role in the first quarter of fiscal year 2024, replacing our long serving CFO, Glen Herrick, who continued his employment with Pathward Financial as Executive Vice President, Executive Advisor to the Chief Executive Officer until he left Pathward on December 29, 2023. We extend our appreciation to Herrick for his many contributions and for delaying his previously announced retirement to allow for an orderly search and succession process.

▶
Becoming Certified™ by Great Place to Work® for the first time in March 2023. Great Place to Work holds itself out as the global authority on workplace culture, employee experience, and the leadership behaviors proven to deliver market-leading revenue, employee retention and increased innovation.

▶
Being ranked by Newsweek among America’s Greatest Workplaces of 2023, along with special distinctions for Women and Diversity.

▶
Ranking on Investor’s Business Daily’s list of 100 Best ESG Companies for 2023 as one of only three financial services companies included.

▶
Publishing our third annual Environmental, Social and Governance (ESG) report in July 2023 documenting our strategy and progress in key areas that our part of our culture and fundamental to our purpose to power financial inclusion, while generating strong financial and operational performance results.

Pathward Financial’s success is due to our employees who continue to navigate new challenges while delivering on its primary financial and operational objectives. Reflecting Pathward Financial’s solid performance relative to challenging goals set at the start of the year, incentive funding was at 136% of target levels for financial measures and individual performance payouts varied based on the NEO’s contributions to strategic, operational and discretionary factors, reflecting our assessment (and, for NEOs other than the CEO, the CEO’s assessment) of each NEO’s individual performance and
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contributions. The overall payouts reflect our commitment to aligning incentive pay to be commensurate with our performance as determined by pre-established financial and individual performance measures with challenging target goals set at the start of the fiscal year.

132%	142%	VARIES
Incentive plan payout for NEOs for EPS metric	Incentive plan payout for NEOs for ROA metric	Incentive plan payout for Individual Discretionary assessment of an NEO’s performance
Planning for Fiscal Year 2024
We are well-positioned as we enter fiscal year 2024 to deliver on our strategic initiatives, including:
▶
Commercial Finance is focused on driving smart balance sheet growth;

▶
BaaS is building an organization that will be a one stop shop for partners.

During fiscal year 2023, the Compensation Committee met six times to administer the current compensation program and discuss the future of the compensation program. In consultation with our independent compensation consultant, we decided to make no changes for fiscal year 2024 to the incentive plans that were first implemented in fiscal year 2022.
* * * * * * * * * *
Pathward Financial operates in a highly competitive industry for executive talent, so we structure Pathward Financial’s pay program to attract, motivate and retain the critical talent it needs to deliver on its business strategy. We value feedback from our stockholders and continue to take actions to improve Pathward Financial’s pay program and enhance its compensation disclosure. We ask that you consider our overall approach to executive pay as you assess our pay program and its relationship to our strong performance this past year. We appreciate your continued support.
Respectfully,
Pathward Financial, Inc. Compensation Committee
RONALD D. MCCRAY	ELIZABETH G. HOOPLE	LIZABETH H. ZLATKUS
CHAIR
January 17, 2024
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Compensation Discussion and Analysis for Fiscal Year 2023
The Compensation Committee of the Board has designed Pathward Financial’s executive compensation program to incent continued growth in stockholder value and retain key talent in the extremely competitive markets in which Pathward Financial does business. This Compensation Discussion and Analysis discusses the material elements of compensation for Pathward Financial’s named executive officers or “NEOs” for fiscal year 2023 and explains the Compensation Committee’s decisions.
NAMED EXECUTIVE OFFICERS
There are five NEOs for fiscal year 2023: the CEO, CFO, and the next three most highly compensated executive officers who were employed by Pathward Financial at the end of fiscal year 2023. Compensation for these five NEOs for fiscal year 2023 is discussed in this section.
For the fiscal year ended September 30, 2023, the NEOs were:

BRETT L. PHARR	GLEN W. HERRICK(1)	ANTHONY M. SHARETT	CHARLES C. INGRAM	NADIA A. DOMBROWSKI(2)
Chief Executive Officer	Executive Vice President and Chief Financial Officer	President	Executive Vice President and Chief Technology and Product Officer	Executive Vice President and Chief Legal and Administrative Officer

(1)
On November 22, 2023, Herrick ceased serving as Executive Vice President, Chief Financial Officer and became Executive Vice President, Executive Advisor to the Chief Executive Officer. Herrick’s employment with Pathward ended on December 29, 2023. Gregory A. Sigrist became Executive Vice President, Chief Financial Officer of Pathward on November 22, 2023.

(2)
Dombrowski joined Pathward on January 6, 2022 as Executive Vice President, Chief Legal Officer and became Executive Vice President, Chief Legal and Administrative Officer effective November 16, 2022.

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EXECUTIVE SUMMARY
Earned compensation for our NEOs is directly correlated to our performance. The 70% portion of annual incentive awards which is contingent on financial results was earned at 136% of target levels for fiscal year 2023, reflecting strong performance on the financial metrics relative to the challenging goals set at the start of the fiscal year. The Board and leadership team are particularly appreciative of our employees’ talents and efforts that yielded these financial results, while we were also navigating ongoing challenges due to industry and economic conditions and continuing to execute our strategy.
COMPENSATION ELEMENTS
For fiscal year 2023, the principal direct compensation components for the NEOs were base salary, annual incentive awards and long-term incentive awards. The following table shows the objectives and key features of each compensation element.
		Pay Element	How Delivered	Objective	Key Features
◀ FIXED ▶	Short- Term	Base salary	▶ Cash	▶ Reward individual executive officers based on their qualifications, experience, and the value of the position to the organization	▶ Targets on average at market 50th percentile, with actual salaries above or below that level to reflect each individual’s performance, business impact, internal equity, and other factors
◀ AT RISK / VARIABLE ▶		Annual incentive awards	▶ Cash	▶ Reward executive officers for Pathward Financial’s annual performance compared to predefined corporate financial goals ▶ Reward executive officers for achieving strategic and individual goals
▶
Financial results account for 70% of total target award, weighted between net income (45%) and return on assets (25%), with the remaining 30% based on a Strategic/Individual assessment of individual performance

	Long-Term	Long-term incentive awards	▶ Performance shares ▶ Performance-contingent restricted stock
▶
Reward executive officers for Pathward Financial’s long-term performance compared to predefined corporate financial goals, while recognizing ongoing economic and industry uncertainty

▶
Align executive officers’ interests with multi-year stockholders’ interests

▶
Facilitate retention

▶
For fiscal year 2023, performance shares were based on three-year EPS results against target metrics. Earned shares cliff vest upon completion of the three-year assessment period.

▶
Performance-contingent restricted stock awards vest upon satisfaction of an annual minimum capital goal, with ratable vesting over a three-year period

FISCAL YEAR 2023 PERFORMANCE RESULTS AND PAY OUTCOMES
Consistent with Pathward Financial’s focus on aligning pay and performance, a majority of the annual pay opportunity for NEOs is based on the achievement of specific company financial goals and other important strategic and individual measures and contributions.
The earning and payout of incentive awards (primarily in the form of equity for the CEO) to the NEOs reflects actual performance results achieved for the fiscal year. For fiscal year 2023, payouts under the annual incentive award plans for financial results were earned at 136% of target levels.
A significant portion of each executive officer’s target total compensation package is driven by performance-based compensation components to align their interests with those of our stockholders and to reward them for executing the business strategy to increase the value of Pathward Financial. As shown below, 80% of target compensation for the CEO, and 64% of target compensation (on average) for the other NEOs, was performance-based and at-risk for fiscal year 2023.
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FY23 Target Compensation Mix
Say-on-Pay
The Compensation Committee regularly considers the long-term interests of Pathward Financial’s stockholders in developing and administering the executive compensation and benefits program. This analysis is informed by the annual Say-on-Pay vote and periodic discussions with stockholders. At the 2023 Annual Meeting, over 97% of the shares voted were in support of our “Say-on-Pay” proposal, similar to the level of support at the 2022 Annual Meeting.
Historical Say-on-Pay: 96.6% Average Stockholder Approval over Last 3 Years
PAY AND GOVERNANCE POLICIES AND PRACTICES
Because the Compensation Committee and the Board value input from stockholders, we strive to ensure a constructive dialog on both executive compensation and corporate governance. For example, the Compensation Committee analyzes the results of the advisory Say-on-Pay vote from the prior year’s annual meeting of stockholders as one of many important considerations in reviewing the current officer pay programs and planning for the upcoming year.

Our approach to compensation is intended to encourage and reward executive officers for achieving and maintaining superior levels of performance that contribute to long-term stockholder value, while also complying with the federal rules and regulations governing financial institutions.

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As a result, the Compensation Committee regularly reviews our pay and governance programs with our independent compensation consultant and has adopted the following market executive pay and governance practices and policies:
▶ Executive pay is linked to company performance through annual cash and long-term equity incentive awards	▶ Executive officers must meet and maintain market-competitive minimum stock ownership requirements
▶ Target compensation includes a mix of annual and long-term incentives, cash and equity components, and fixed and variable pay	▶ NEOs do not have employment agreements and certain of our equity award grant agreements include double-trigger change-in-control provisions

▶
Incentive financial target goals are set at the start of the performance period at levels intended to be challenging but achievable and to tie accountability to our budget/long-term strategic plan. Executive pay and company performance are reviewed and compared to a relevant peer group of companies and other comparable companies that are regularly reviewed and updated as necessary

What We Do	What We Don’t Do
Link over 50% of NEO target pay to company performance through annual cash and at-risk long-term equity incentive awards

Balance annual cash and long-term equity incentives and fixed and variable pay

Compare executive compensation and company performance to relevant peer group companies

Require executive officers to meet minimum stock ownership requirements

Provide limited perquisites

Hire independent compensation consultants to advise the Compensation Committee and promote best governance practices
Consider both Pathward Financial and individual performance results to ensure differentiated effort and results are appropriately rewarded

Have robust clawback policies

No pay policies or practices that pose material adverse risk to Pathward Financial

No excise tax gross-ups related to change-in-control transactions

No minimum guaranteed cash performance-based incentive awards for regular incentive cycles

No hedging or pledging of Pathward Financial Common Stock by officers and non-employee directors

Compensation-Setting Process
Role of the Compensation Committee
The Compensation Committee reviews and approves annual salaries, annual cash incentive awards, and long-term equity incentive awards granted and paid to Pathward Financial’s executive officers, including the NEOs. The Compensation Committee reviews and considers equity compensation programs as it deems appropriate, with grants previously made under the Amended and Restated 2002 Omnibus Incentive Plan. See Proposal 3 below regarding the adoption of the new 2023 Omnibus Incentive Plan.
The compensation approval process generally occurs between the last two months of the prior fiscal year and the first two months of the current fiscal year. Base salary adjustments and changes to target incentive award multiples are based on:
▶
individual performance evaluations;

▶
the relevant metrics for company performance;

▶
updated available market compensation data regarding comparable positions.

Cash and equity incentive award payouts, after completion of the specified performance assessment periods, are awarded by the Compensation Committee.
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Role of the Compensation Consultant
Since May 2019, the Compensation Committee has engaged Pay Governance LLC (“Pay Governance”) on an annual basis as its independent compensation consultant to assist with executive and non-employee director compensation. Pay Governance helped the Compensation Committee prepare for fiscal year 2023 executive compensation decisions by:
▶
reviewing the pay peer group;

▶
assessing executive officer and non-employee director pay against the peer group and other comparable companies;

▶
analyzing the annual cash and long-term equity incentive award plans;

▶
summarizing current market trends.

The Compensation Committee assessed Pay Governance’s independence in fiscal year 2023 and considers them to be independent with no conflicts of interest.
Competitive Assessment
Pathward Financial generally targets total pay opportunities within a competitive range near the 50th percentile for comparable companies for experienced executive officers who consistently meet performance expectations. Ultimate compensation positioning varies based on performance, experience, future potential, internal equity and other considerations, including specific individual factors. For example:
▶
Target pay opportunities for newly promoted executive officers and those with less experience typically are below the market 50th percentile;

▶
Target pay opportunities for executives with significant experience, specialized skills and other unique characteristics typically are higher than the market 50th percentile;

▶
Actual incentive award payouts will vary from the target pay opportunities based on company and individual performance.

Recent annual incentive payouts reflect the outcome of our pay-for-performance philosophy, with payouts, as a percentage of target, varying commensurate with performance results relative to goals set at the start of the year. The last three years of annual incentive payouts for financial measures varied from 200% of target (fiscal year 2021), 90% (fiscal year 2022), and 136% (fiscal year 2023).
For assistance with setting fiscal year 2023 target pay levels, the Compensation Committee reviewed the target pay levels for a pay peer group developed with the input of Pay Governance and broader fintech industry data at comparable companies. Selection of the comparator companies considered various factors, including:
▶
Industry

▶
Business mix

▶
Location

▶
Size (assets and market cap).

The peer group listed below, which reflects two removals (Cardtronics and Great Western, both due to acquisition) from the fiscal year 2022 peer group, was one of many reference points used to help develop the fiscal year 2023 executive compensation program.
Following the sale of our community bank division to Central Bank in 2020, Pathward no longer has any traditional branch-based operations. This completed our shift from a traditional regional bank to a more diverse and complex national bank with a focus on financial technology that has different talent requirements. Given that the changes to Pathward Financial’s business model have occurred recently, there may be some differences to the comparator groups used by some institutional investors and proxy advisory firms. However, Pathward Financial believes the relevant market for talent to execute Pathward Financial’s business strategy is a peer group of direct competitors and other comparable companies that have similar commercial finance and payment businesses.
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Pathward Positioning Relative to Peers(1)
(1)
Reflects our fiscal year-end results as of September 30, 2023 and reflects our market cap as of September 30, 2023

Fiscal Year 2023 Peer Group
▶ ACI Worldwide, Inc.	▶ Green Dot Corporation	▶ The Bancorp, Inc.
▶ Axos Financial, Inc.	▶ GreenSky, Inc.	▶ TriState Capital Holdings, Inc.
▶ CURO Group Holdings Corp.	▶ Lending Club Corporation	▶ Triumph Financial, Inc.
▶ Customers Bancorp, Inc.	▶ Live Oak Bancshares, Inc.	▶ World Acceptance Corporation
▶ Enova International, Inc.	▶ MoneyGram International, Inc.	▶ WSFS Financial Corporation
Executive Compensation for Fiscal Year 2023
For fiscal year 2023, the components of compensation for our NEOs were:
Base Salary
The Compensation Committee generally targets executive salaries to be within a competitive range of the 50th percentile of the market, considering each executive officer’s position, experience, demonstrated abilities, level of achievement, anticipated future performance, internal pay equity and other factors. For this purpose, the Compensation Committee’s review of the executive officer’s individual performance includes factors that demonstrate conformity with the responsibility for the safe and sound operation of a financial institution. The relevance of specific factors varies based on the individual position, but includes items such as compliance with internal policies, compliance with accepted business practices, compliance with regulatory requirements, observed leadership and administrative abilities, level of technical competence demonstrated in carrying out the responsibilities of the position, and ability to plan for and respond to changing circumstances.
Base salaries are reviewed annually, and the Compensation Committee makes adjustments if appropriate. Changes to base salaries are typically effective on October 1, which is the first day of the new fiscal year.
For fiscal year 2023, NEO salaries were changed primarily to reflect market-based merit salary increases and changes in responsibilities, as follows:
Named Executive Officer	Fiscal Year 2022 Salary ($)	Fiscal Year 2023 Salary ($)	% Change
Brett L. Pharr	650,000	700,000	8%
Glen W. Herrick	525,000	550,000	5%
Anthony M. Sharett	500,000	520,000	4%
Charles C. Ingram	400,000	460,000	15%
Nadia A. Dombrowski(1)	400,000	500,000	25%

(1)
Includes an increase of 8.7% awarded by the Committee on April 1, 2023 for expanded responsibilities in the areas of people and culture and governance, risk and compliance.

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Annual Incentive Awards
The objective of the annual cash incentive program is to align payouts with our annual financial performance results, strategic execution and individual performance. Effective fiscal year 2022, all annual incentives delivered to our NEOs are paid in cash (instead of the prior practice of a mix of restricted stock and cash).

For each of the NEOs, the Compensation Committee sets a threshold, target, and maximum aggregate amount of annual incentive compensation as a percentage of base salary based on market competitiveness, internal equity, level of responsibility and other factors. All of the NEOs’ annual awards are contingent on meeting corporate financial goals (weighted 70%) and Strategic/Individual goals (weighted 30%).

The threshold, target, and maximum award opportunities for the NEOs employed at the end of fiscal year 2023 are shown below:
Potential Annual Incentive Awards as a Percentage of Base Salary
Named Executive Officer	Threshold	Target	Maximum
Brett L. Pharr	50%	100%	185.0%
Glen W. Herrick	45%	90%	166.5%
Anthony M. Sharett	45%	90%	166.5%
Charles C. Ingram	35%	70%	129.5%
Nadia A. Dombrowski	35%	70%	129.5%
ANNUAL INCENTIVE PERFORMANCE METRICS
For fiscal year 2023, annual incentive awards were determined based on the same metrics as the prior year, described below.
Performance Metric	Weighting	Why Metric Was Chosen
Net Income		This is a foundational measure of our overall profitability
Return On Assets		This efficiency measure is used to ensure that our investments achieve desired returns, reflecting our net income divided by average total assets
Strategic/Individual
This component allows the Compensation Committee to qualitatively evaluate the management team on a number of strategic/individual measures on a discretionary basis, without allocating any specific percentages to these factors

Any annual incentive earned is paid entirely in cash for all NEOs.
Special circumstances may arise that merit discretionary adjustments that vary from the plan design of awards, such as if the performance of a single department disproportionately impacts the results for executive officers in other departments. The Compensation Committee will document the specific rationale for any such adjustments and share that information with the affected executive officer(s). There were no discretionary adjustments that varied from the plan design for fiscal year 2023.
PERFORMANCE GOALS AND ACTUAL PERFORMANCE
The Compensation Committee established threshold, target, and maximum goals for Pathward Financial’s financial performance metrics, which provide 70% of the target incentive award opportunity. Target goals for these metrics were based on our long-term strategic plan. After comparing these performance goals to Pathward Financial’s actual fiscal year 2023 results for Net Income and Return on Assets (shown below), the Compensation Committee determined that performance was achieved at 136% of target for the weighted achievement of the financial measures as shown below.
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COMPANY PERFORMANCE MULTIPLIER CALCULATION
Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Weighting	Payout Level*
Net Income (dollars in thousands)					132%
Return on Assets					142%
	Weighted Payout for Company Financial Performance				136%

*
When performance falls between two goal levels, the payout is calculated by linear interpolation.

The Strategic/Individual component provides the remaining 30% of the annual incentive awards and reflects a qualitative assessment of other financial, operational, and individual performance factors, including ESG. The Strategic/Individual payout levels reflect consideration by the Compensation Committee and the CEO (except with respect to his own award) of various factors such as their contribution to company, business unit and functional results. In developing the payouts, the Compensation Committee considered the individual performance assessments which covered key categories, as relevant for the officer, such as:
▶
Mission and Vision

▶
Enterprise Performance

▶
Business/Functional Unit

▶
Leadership and Influence

Final assessments also considered challenges and opportunities arising during the year and the individual’s contributions to solutions, actions and other steps to best support Pathward Financial’s strategy, needs and objectives. To determine the CEO’s annual incentive award, the Board discussed the CEO’s performance during a meeting without the CEO in attendance.
Named Executive Officer	Strategic/Individual Payout Multiplier (30% of Award Total)	Company Payout Multiplier (70% of Award Total)	Total Payout Multiplier
Brett L. Pharr	135%	136%	135% of Target
Glen W. Herrick	150%		140% of Target
Anthony M. Sharett	120%		131% of Target
Charles C. Ingram	130%		134% of Target
Nadia A. Dombrowski	135%		135% of Target
ANNUAL INCENTIVE AWARD PAYOUTS
The total incentive awards paid to the NEOs for fiscal year 2023 are shown below.
Named Executive Officer	Base Salary* ($)	Target Incentive Level	Payout Multiplier	Actual Total Incentive* ($)
Brett L. Pharr	700	100%	135%	948
Glen W. Herrick	550	90%	140%	693
Anthony M. Sharett	520	90%	131%	613
Charles C. Ingram	460	70%	134%	431
Nadia A. Dombrowski	500	70%	135%	474

*
Dollar values are in thousands and rounded.

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Long-Term Incentive Awards
For fiscal year 2023, all of the NEOs received the same long-term incentive (“LTI”) awards, with the award opportunity designed as shown below.
Type of Equity	Portion of Target LTI Opportunity	Potential Award Amount	Vesting Terms	Performance Metrics
Performance-Contingent Restricted Stock	50%	0 to 100% of target	Vest ratably over three years if earned	Annual capital goal
Performance Shares	50%	0 to 200% of target	Cliff vest (to the extent earned) after completion of the three-year performance period	Annually-set EPS goals (EPS was chosen due to its foundational nature as a measure of our overall profitability)
PERFORMANCE-CONTINGENT RESTRICTED STOCK
The performance-contingent restricted stock awards granted for fiscal years 2021 (for Herrick only), 2022 and 2023 include a minimum annual capital goal of 8.0% for fiscal year 2023 in order for the fiscal year 2023 annual tranche to become vested. That minimum annual capital goal was achieved for fiscal year 2023.
PERFORMANCE SHARES
Performance shares granted for fiscal years 2022 and 2023 become earned based on achievement of EPS performance goals over the applicable three-year performance period. EPS was identified as the best measure for assessing our success in delivering long-term profitable growth. Due to our ongoing business transformation, several key leadership changes, and continued economic and industry uncertainty, we set EPS goals at the start of each fiscal year, which reflects the challenges of setting reasonable multi-year goals. The number of shares earned are determined at the end of the three-year period based on the average of the three years’ payout factors resulting from EPS goal achievement. As described below, the performance shares granted to Herrick for fiscal year 2021 completed their three-year performance period as of the end of fiscal year 2023 and were earned at 160% of target, based on achievement of EPS, return on equity, and relative total stockholder return performance goals. For more information on the performance shares granted for fiscal year 2021, please see the “New Long-Term Incentive Plan” section on page 38 of our proxy statement published January 14, 2021.
All three outstanding performance share awards included an EPS performance goal established for fiscal year 2023. The EPS target goal was based on our fiscal year 2023 long-term strategic plan. The EPS threshold goal was set at a level that the Compensation Committee determined would warrant an award of 50% of target and the maximum goal was set at a significant stretch level warranting a payout of 200% of target. The payout percentage will be interpolated for performance between levels (if above threshold). A similar process was followed for setting the goals for fiscal years 2021 and 2022 and will be followed for future years in the applicable performance periods.
After comparing the EPS performance goals to Pathward Financial’s actual fiscal year 2023 results (shown below), the Compensation Committee determined that performance was achieved at 149% of target.
Fiscal Year 2023 EPS Performance Goals and Results
Metric	Threshold	Target	Maximum	Weighting
Fiscal Year 2023 EPS
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The following sections show the final performance and payout results for the fiscal year 2021 performance share units and the performance status for the fiscal year 2022 and 2023 performance shares units through the end of the last fiscal year.
FISCAL YEAR 2021 PERFORMANCE SHARE UNITS (HERRICK Only): Goals, Results, and Payout
Goals	Fiscal Year	Performance Goals			Actual Results	Percentage of Target Earned	Allocated Shares Earned
		Threshold	Target	Maximum
Earnings Per Share (67% weighting)	2021	$2.41	$3.01	$3.46	$4.38	200%	5,296
	2022	$3.92	$4.91	$5.89	$4.71	90%	3,574
	2023	$4.37	$5.46	$6.55	$5.99	149%	5,918
Total Allocated Shares Earned							14,788
Return on Equity (8% weighting)	2021	15.4%	19.3%	23.2%	24.4%	200%	2,648
Three Year Total Shareholder Return (25% weighting)	2021- 2023	30th Percentile	50th Percentile	80th Percentile or Higher	93rd Percentile	200%	7,944
FISCAL YEAR 2022 PERFORMANCE SHARE UNITS: Goals and Results (through end of last FISCAL year)
Goals	Fiscal Year	Performance Goals			Actual Results	Percentage of Target Earned
		Threshold	Target	Maximum
Earnings Per Share (100%)	2022	$3.92	$4.91	$5.89	$4.71	90%
	2023	$4.37	$5.46	$6.55	$5.99	149%
	2024	TBD	TBD	TBD	TBD	TBD
3-year Average Percentage of Target Earned						TBD
FISCAL YEAR 2023 PERFORMANCE SHARE UNITS: GOALS AND RESULTS (THROUGH END OF LAST FISCAL YEAR)
Goals	Fiscal Year	Performance Goals			Actual Results	Percentage of Target Earned
		Threshold	Target	Maximum
Earnings Per Share (100%)	2023	$4.37	$5.46	$6.55	$5.99	149%
	2024	TBD	TBD	TBD	TBD	TBD
	2025	TBD	TBD	TBD	TBD	TBD
3-year Average Percentage of Target Earned						TBD
Annually we reevaluate our officer pay program to ensure the design best aligns to our strategy for both the upcoming year and the applicable three-year periods. For the long-term incentive award opportunity, we expect to continue emphasizing performance-based awards through a mix of award types and measures and assessing performance over rolling three-year periods.
Target Pay Setting and Performance Alignment
The past several years have been a period of significant change for Pathward Financial. In 2020, we finalized the sale of our community banking division to Central Bank, shifting from a traditional regional bank into a national bank with a focus on
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financial technology that supports financial inclusion. During this time, the scale of our commercial finance operations evolved significantly with the acquisition of Crestmark and its support for our financial technology and digital evolution.
Additionally, our leadership team has changed significantly. Brett Pharr, our CEO since October 1, 2021, is leading us into a new era of profitable growth. This change—from a traditional regional bank into a contemporary financial technology company—is aptly captured in our naming and rebranding as Pathward Financial. Driven by this mission, our executive officer compensation and incentive plans reflect our focus on creating long-term stakeholder value through financial and operational execution.
PEER GROUP CHANGES
In fiscal year 2019, our peer group had 23 companies that included many regional banks. In fiscal year 2023, our peer group was significantly reconstituted to reflect our evolving business strategy and contains companies that are primarily in the payments, commercial finance and similar businesses (which can be described as “fintech” companies). This change reflected our markets for business, talent and investors. As a result, our peer group no longer includes traditional regional banks and holding companies, which are far less complex than Pathward Financial and Pathward, N.A. and typically not a source of executive-level talent for Pathward. See “Competitive Assessment” above for additional information on our current peer group.
LEADERSHIP CHANGES
Pathward Financial is led by innovative, thoughtful and forward-thinking leaders who have transformed Pathward from a traditional regional bank into a growing fintech company. This is reflected in the many changes that we have had in our list of NEOs as we have grown and evolved, including the CEO change at the start of fiscal year 2022. Over the last few years, we have had several senior leaders assume larger roles within Pathward Financial and have supplemented these leaders by key external recruitments to keep our team fresh and on the cutting edge to seize opportunities for future profitable growth.
On October 2, 2023, Pathward Financial appointed Gregory A. Sigrist as Executive Vice President, Chief Financial Officer of Pathward Financial and Pathward, N.A., effective immediately after the filing of the Form 10-K for the fiscal year ended September 30, 2023 (the “Effective Time”). Sigrist joined Pathward Financial on November 1, 2023 and prior to the Effective Time, he served as Executive Vice President, Chief Financial Officer-Designee of Pathward Financial and Pathward, N.A. Please see “Executive Officers” above for information on Sigrist’s experience and qualifications. Following the Effective Time, Herrick continued his employment with Pathward Financial as Executive Vice President, Executive Advisor to the Chief Executive Officer until he left Pathward on December 29, 2023. We extend our appreciation to Herrick for his many contributions and for delaying his previously announced retirement timeline to allow for an orderly search and succession process.
TARGET PAY IS HIGHLY SENSITIVE TO OUR FINANCIAL AND STOCK PRICE PERFORMANCE
Our CEO has 80% of target pay tied to performance, financial, strategic and stock price results over specified performance periods. For fiscal year 2023, our CEO’s target pay is 20% in base salary and 80% in incentive award opportunities, of which the annual incentive is 20% and the long-term incentive is 60%.
INCENTIVE GOAL-SETTING
Under our annual incentive plan and performance share units (“PSUs”), we set a range of performance goals for the financial measures and corresponding award opportunities at the start of the performance period. Target goals are intended to be challenging but achievable and to tie accountability to our budget/long-term strategic plan and when earned at target, result in payouts that approximate market median levels. Endpoints of the goal ranges and incentive award opportunities are also set with threshold representing the starting point for earning incentive payouts and awards capped at a maximum. For fiscal year 2023, the financial target goals were set at levels above the prior year target goals and actual results. However, this will not always be the case as we seek to set target goals that have a comparable degree of difficulty at the start of each performance period that balance our strategic objectives, consider investments, capital and other regulatory requirements and changing interest rates and other economic variables impacting our areas of business and customers.
Benefits
Pathward Financial provides competitive core benefits to all employees, including the executive officers. Consistent with our pay-for-performance philosophy, we generally choose not to emphasize supplemental benefits for executive officers, preferring to emphasize incentive award opportunities. On a case-by-case basis and with prior approval by the Compensation Committee, Pathward Financial may provide additional benefits, or allow new or newly promoted executive officers to continue their participation in previous benefit plans. These instances will vary by executive officer and often will
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be influenced by factors such as position, responsibility, tenure, performance, and the circumstances surrounding the executive officer joining Pathward Financial.
RETIREMENT BENEFITS
During fiscal year 2023, most Pathward, N.A. employees, including the NEOs, participated in the Pathward, N.A. National Association 401(k) Plan (the “401(k) Plan”). The 401(k) Plan provides a 6% match, subject to Internal Revenue Service required limits for tax qualified plans.
The NEOs and many other senior level employees also participated in our Non-Qualified Deferred Compensation Plan (the “NQDC Plan”). The NQDC Plan is a supplemental benefit plan that provides for employer contributions to the extent the Internal Revenue Code limits the amounts that may be contributed to a participant’s qualified retirement plan account. Benefits payable under the NQDC Plan are designed to be taxable as ordinary income at the time of distribution. For additional details, see “Nonqualified Deferred Compensation Plans for Fiscal Year 2023.”
PERQUISITES AND OTHER PERSONAL BENEFITS
Due to our emphasis on performance-based pay, particularly long-term incentives, we provide the NEOs with limited perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with Pathward Financial’s overall compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.
Attributed costs of the perquisites and personal benefits for the NEOs for fiscal year 2023 are included in the All Other Compensation column of the “Summary Compensation Table” below. The costs shown are for items such as personal use of a company-paid country club membership and executive physicals. These amounts are taxable income to the recipients. Pathward Financial generally receives a corresponding compensation deduction (subject to the limitations of Internal Revenue Code Section 162(m) described below).
COMPENSATION RISK ANALYSIS
The Compensation Committee has reviewed Pathward Financial’s compensation practices to ensure that the compensation structure, as designed and executed, does not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. After conducting the review, which included a summary analysis by the independent consultant, the Compensation Committee concluded that Pathward Financial’s incentive programs do not motivate or encourage unnecessary or excessive risk-taking. This conclusion reflected a review of various factors, such as:
▶
Pathward Financial’s balanced pay philosophy;

▶
use of multiple incentive award types and performance measures aligned to company strategy, including the equity-based LTI that rewards performance over a three-year period;

▶
inclusion of caps on potential incentive payouts;

▶
stock ownership guidelines;

▶
revised clawback policies.

The Compensation Committee will continue to review and monitor our compensation programs to ensure they do not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial.
COMPENSATION-RELATED POLICIES
Stock Ownership Guidelines
Pathward Financial has adopted stock ownership guidelines that require executive officers to hold equity valued at a specified multiple of annual base salary. Executive officers have five years from the date they become subject to these guidelines to comply. Holdings counted toward the guidelines include:
(1)
shares of stock owned individually and by immediate family members residing in the same household;

(2)
shares held in trust for the benefit of the executive officer or his or her immediate family residing in the same household;

(3)
shares held through Pathward Financial’s benefit plans; and

(4)
unvested time-vesting restricted stock and stock units granted under the applicable Omnibus Incentive Plan (including performance contingent restricted stock awards that vest based on continued employment and meeting future minimum capital goals).

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All the NEOs whose employment is continuing have either achieved, or are making appropriate progress toward, their minimum stock ownership requirement. The following table shows the actual stock ownership level as a multiple of salary for the currently active NEOs (excluding Mr. Herrick, given his departure). The CFO position has a stock ownership target of 3x of salary.
Named Executive Officer	Stock Ownership Target as a Multiple of Salary	Actual Stock Ownership as a Multiple of Salary (Excluding PSUs)(1)	Actual Stock Ownership as a Multiple of Salary (Including PSUs)(2)
Brett L. Pharr	5x	3.6x	6.3x
Anthony M. Sharett	3x	2.3x	3.9x
Charles C. Ingram	1x	2.0x	2.6x
Nadia A. Dombrowski	1x	0.6x	1.1x

(1)
Calculated as of September 30, 2023 in accordance with the stock ownership guidelines, which exclude outstanding PSUs.

(2)
Calculated as of September 30, 2023 as if outstanding PSUs were included in the stock ownership guidelines and assuming target performance for the PSUs. While outstanding PSUs are excluded under the stock ownership guidelines, they are a significant portion of NEO pay under the Company’s executive compensation program and are intended to align NEO interests with the interests of long-term stockholders and the Company. PSUs are therefore relevant to understanding an NEO’s actual individual stake in Pathward Financial’s success at any given time.

Clawback Policies
What’s New?

Pathward Financial has two “clawback” policies that apply to our officers. The first policy, which became effective on October 2, 2023 and is intended to comply with the requirements of Exchange Act Rule 10D-1 and any implementing regulations adopted by NASDAQ, applies if Pathward Financial is required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. This policy requires certain incentive compensation that was received after the policy’s effective date and erroneously awarded based on the restated financial results to be promptly repaid. The second policy applies if an officer engages in certain “detrimental conduct” (as defined in the policy) that does not result in an accounting restatement. In that case, Pathward Financial may seek recovery of any incentive-based compensation that was received by the executive during the period of misconduct.

No Pledging and Hedging of Company Stock
Pursuant to Pathward Financial’s Insider Trading Policy, directors, executive officers and certain other employees and other individuals, including contractors and consultants, who have access to material non-public information concerning Pathward Financial, are prohibited from engaging in short-term transactions involving, and short sales of, Pathward Financial Common Stock. These specified individuals also are prohibited from purchasing Pathward Financial Common Stock on margin, borrowing against Pathward Financial Common Stock held in a margin account, pledging Pathward Financial common stock as collateral for a loan, or engaging in any transactions to hedge or offset any decrease in the market value of Pathward Financial Common Stock. For any covered individual, these restrictions extend to family members, other individuals living in the same household, and entities over which they exercise control.
Tax Considerations
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of  $1 million paid to certain covered employees (generally including the NEOs) in any calendar year. As a result, compensation paid in excess of $1 million to our NEOs, generally, will not be deductible. The Compensation Committee designs compensation programs that are intended to be in the best long-term interests of Pathward Financial and our stockholders, with deductibility of compensation being one of several factors taken into account.
Post-Employment: Change in Control and Severance Arrangements
Under the terms of Pathward Financial’s equity-based compensation plans and severance policies that were effective as of September 30, 2023, including the Executive Severance Pay Policy, the NEOs are entitled to payments and benefits on the
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occurrence of specified events, including termination of employment and a change in control of Pathward Financial. The Compensation Committee analyzed the terms of similar arrangements for comparable executive officers at Pathward Financial’s peers in determining an appropriate level of compensation and benefits in the event of a change in control or separation of employment. Additionally, the Compensation Committee considered market practices and recommended pay practices by institutional investor advisory firms, including requiring double triggers for certain severance benefits and vesting of equity.
An estimate of the compensation that would have been payable had change-in-control terms been triggered as of 2023 fiscal-year end under Pathward Financial’s Executive Severance Pay Policy, are described in the section entitled “Potential Payments Upon Termination or Change in Control.”
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Compensation Tables
The following table sets forth compensation information for each of the fiscal years ended September 30, 2021, 2022, and 2023, for Pathward Financial’s NEOs, as applicable.
SUMMARY COMPENSATION TABLE
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Brett L. Pharr CEO	2023	700,000	—	2,100,013	947,800	136,318	3,884,131
	2022	650,000	—	2,556,981	555,263	49,189	3,811,433
	2021	420,000	—	106,323	466,000	38,453	1,030,776
Glen W. Herrick EVP and CFO	2023	550,000	270,000	880,042	692,505	218,112	2,610,658
	2022	525,000	—	839,988	453,600	72,494	1,891,082
	2021	488,520	—	881,678	678,000	146,094	2,194,292
Anthony M. Sharett President	2023	520,000	—	832,034	612,612	80,321	2,044,967
	2022	500,000	—	1,166,030	384,000	35,530	2,085,560
	2021	395,187	—	242,740	292,000	27,546	957,473
Charles C. Ingram EVP and Chief Product and Technology Officer	2023	460,000	—	276,012	431,158	67,162	1,234,332
	2022	400,000	—	759,052	244,800	20,975	1,424,827
	2021	383,100	—	432,092	319,000	24,407	1,158,599
Nadia A. Dombrowski EVP and Chief Legal and Administrative Officer	2023	480,000	—	276,012	473,900	18,673	1,248,585
	2022	280,000	50,000	280,027	183,600	14,891	808,518

(1)
The positions listed were those held as of September 30, 2023.

(2)
The amounts included under the Stock Awards column reflect the grant date fair value of stock awards granted in the fiscal year indicated. The assumptions used in the calculation of these amounts are disclosed in Note 13 to the Consolidated Financial Statements included in our fiscal year 2023 Annual Report on Form 10-K. For additional information about the awards granted in fiscal year 2023, see the Grants of Plan-Based Awards Table. The following provides additional information:

▶
The amounts in this column for fiscal years 2021 and 2022 do not necessarily correspond to the pay-for-performance compensation decisions made by the Compensation Committee for the fiscal years reflected therein, for two reasons:

•
For certain of the NEOs, the amount for a given fiscal year includes awards granted under the previous incentive compensation program, in which restricted stock awards were granted early in the fiscal year as part of the annual incentive award made for performance in the preceding fiscal year. Under the incentive compensation program which began with fiscal year 2022 (or fiscal year 2021 for Herrick), NEOs no longer receive any portion of their annual incentive award as restricted stock.

•
For fiscal year 2022, the amount in this column for each of the NEOs (except Herrick) includes the grant date fair value for both (i) the restricted stock award granted early in fiscal year 2022 under the previous incentive compensation program as part of the annual incentive award for performance in fiscal year 2021 and (ii) the performance-contingent restricted stock and performance share unit awards granted under the new long-term incentive compensation program for fiscal year 2022. This same pattern of overlapping awards occurred for Herrick in fiscal year 2021, when he made an early transition to the new incentive compensation program.

•
For fiscal year 2023, the amount in this column for each of the NEOs represents the grant date fair value of the fiscal year 2023 performance-contingent restricted stock and performance share unit awards. There were no awards for fiscal year 2022 performance granted in fiscal year 2023 for the NEOs.

▶
See the Compensation Discussion and Analysis for additional information about the fiscal year 2023 annual and long-term incentive compensation awards for the NEOs.

▶
Performance share units granted in a fiscal year are included based on the assumption that target performance is probable. For the performance share units granted for fiscal year 2023, the grant date value of the performance share awards, if performance was assumed at maximum (200%) would have been as follows: Pharr, $2,100,005; Herrick, $880,019; Sharett, $832,042; Ingram, $276,023; and Dombrowski, $276,023.

▶
Performance contingent restricted stock awards are included upon the assumption that it is probable the applicable capital goals will be achieved.

(3)
Amounts included under the Non-Equity Incentive Compensation column reflect the cash portion of the annual incentive award earned for the fiscal year indicated. As discussed in the Compensation Discussion and Analysis, effective fiscal year 2022 (and fiscal year 2021 for Herrick), the entire annual incentive award is delivered as a cash award. Under the previous compensation program

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used in prior years, a portion of the annual incentive award was delivered as a cash award and a portion was delivered as a restricted stock award which was included in the Stock Awards column for the year in which it was granted, rather than the performance year in which it was earned.
(4)
The following provides additional information about amounts included in the All Other Compensation column for fiscal year 2023.

▶
For Pharr, the amount includes $107,710 as a company contribution to the Nonqualified Deferred Compensation Plan, $19,200 as a company contribution to the Pathward National Association 401(k) Plan, $8,808 in dividends paid on unvested restricted stock shares, and a $600 remote employee stipend.

▶
For Herrick, the amount includes $173,978 as a company contribution to the Nonqualified Deferred Compensation Plan, $19,200 as a company contribution to the Pathward National Association 401(k) Plan, $13,474 in dividends paid on unvested restricted stock shares, $10,859 for the personal portion of country club membership costs, and a $600 remote employee stipend.

▶
For Sharett, the amount includes $61,499 as a company contribution to the Nonqualified Deferred Compensation Plan, $13,615 as a company contribution to the Pathward National Association 401(k) Plan, $4,247 in dividends paid on unvested restricted stock shares, a $600 remote employee stipend, and $360 for cash payment in lieu of participation in the company’s group health insurance plan.

▶
For Ingram, the amount includes $44,400 as a company contribution to the Nonqualified Deferred Compensation Plan, $19,200 as a company contribution to the Pathward National Association 401(k) Plan, $2,963 in dividends paid on unvested restricted stock shares, and a $600 remote employee stipend.

▶
For Dombrowski, the amount includes $16,382 as a company contribution to the Pathward National Association 401(k) Plan, $1,331 in dividends paid on unvested restricted stock shares, a $600 remote employee stipend, and $360 for cash payment in lieu of participation in the company’s group health insurance plan.

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GRANTS OF PLAN BASED AWARDS
The following table sets forth information concerning awards made during the fiscal year ended September 30, 2023, for Pathward Financial’s NEOs.
		Cash				Equity
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Type of Award(2)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brett L. Pharr	FY23PSU	11/2/2022				13,481	26,963	53,926		1,050,002
	FY23RSA	11/2/2022					26,623			1,050,011
	CASH		350,000	700,000	1,295,000
Glen W. Herrick	FY23PSU	11/2/2022				5,649	11,299	22,598		440,010
	FY23RSA	11/2/2022					11,157			440,032
	CASH		247,500	495,000	915,750
Anthony M. Sharett	FY23PSU	11/2/2022				5,341	10,683	21,365		416,021
	FY23RSA	11/2/2022					10,548			416,013
	CASH		234,000	468,000	865,800
Charles C. Ingram	FY23PSU	11/2/2022				1,772	3,544	7,087		138,012
	FY23RSA	11/2/2022					3,499			138,000
	CASH		161,000	322,000	595,700
Nadia A. Dombrowski	FY23PSU	11/2/2022				1,772	3,544	7,087		138,012
	FY23RSA	11/2/2022					3,499			138,000
	CASH		175,000	350,000	647,500

(1)
Amounts presented under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” reflect the range of what was eligible to be earned based upon performance. Please see the Compensation Discussion and Analysis for Fiscal Year 2023 section of this document for discussion of cash and equity amounts granted or earned during fiscal year 2023.

(2)
Type of Award	Description
CASH	Fiscal year 2023 annual incentive award opportunity (all cash)
FY23RSA
Performance contingent restricted stock award granted as part of fiscal year 2023 long-term incentive, vesting in thirds on each October 16 of 2023, 2024, and 2025 (subject to meeting minimum capital requirements)

FY23PSU
Three-year cliff vesting performance share unit award granted as part of fiscal year 2023 long-term incentive for the three-year performance period beginning October 1, 2022, with a vesting date of October 16, 2025

(3)
Represents fiscal year 2023 cash incentive award opportunity. See Compensation Discussion and Analysis—Annual Incentive Awards for additional details.

(4)
Represents the award opportunity for the FY23PSU and FY23RSA awards. See Compensation Discussion and Analysis—Long Term Incentive Awards for additional details.

(5)
Amounts in this column reflect the aggregate grant date fair value of awards. The assumptions used in the calculation of these amounts are disclosed in Note 13 to our Consolidated Financial Statements included in our fiscal 2023 Annual Report on Form 10-K.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023
The following table sets forth information as of September 30, 2023, concerning unvested stock awards held by Pathward Financial’s NEOs.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brett L. Pharr	9,377(3)	432,186	78,724	3,628,407
Glen W. Herrick	45,000(4)	2,074,050	35,023	1,614,187
Anthony M. Sharett	4,111(5)	189,476	33,187	1,529,586
Charles C. Ingram	9,148(6)	421,631	10,682	492,333
Nadia A. Dombrowski	2,942(7)	135,597	9,760	449,860

(1)
The dollar value of the awards is calculated using the closing market price of  $46.09 per share of our unrestricted common stock on September 29, 2023, the last trading day in fiscal year 2023.

(2)
Performance share units are reflected based on actual performance through the most recent fiscal year plus assumed target performance for future fiscal years in the applicable performance period. Performance contingent restricted stock awards are reflected based on assumed target performance for the remainder of the performance period. Performance share units will vest, to the extent earned based on performance, in the fiscal quarter immediately following the completion of the applicable three-year performance period—i.e., on September 30, 2024 for the fiscal year 2022 PSUs and on September 30, 2025 for the fiscal year 2023 PSUs. Performance contingent restricted stock awards vest ratably in one-third increments over a three-year period if Basel III capital ratios are maintained. For a full discussion of the Company’s performance-based awards, please see the Compensation Discussion and Analysis section.

Name	Type of Award	Description	Shares/Units (#)	Vesting Date(s)
Brett L. Pharr	FY23RSA	Performance contingent restricted stock award	26,623	October 16, 2023, 2024, and 2025
	FY23PSU	Performance share unit award	31,332	October 16, 2025
	FY22RSA	Performance contingent restricted stock award	4,688	September 30, 2024
	FY22PSU	Performance share unit award	16,081	September 30, 2024
Glen W. Herrick	FY23RSA	Performance contingent restricted stock award	11,157	October 16, 2023, 2024, and 2025
	FY23PSU	Performance share unit award	13,130	October 16, 2025
	FY22RSA	Performance contingent restricted stock award	2,423	September 30, 2024
	FY22PSU	Performance share unit award	8,313	September 30, 2024
Anthony M. Sharett	FY23RSA	Performance contingent restricted stock award	10,548	October 16, 2023, 2024, and 2025
	FY23PSU	Performance share unit award	12,414	October 16, 2025
	FY22RSA	Performance contingent restricted stock award	2,308	September 30, 2024
	FY22PSU	Performance share unit award	7,917	September 30, 2024
Charles C. Ingram	FY23RSA	Performance contingent restricted stock award	3,499	October 16, 2023, 2024, and 2025
	FY23PSU	Performance share unit award	4,118	October 16, 2025
	FY22RSA	Performance contingent restricted stock award	692	September 30, 2024
	FY22PSU	Performance share unit award	2,373	September 30, 2024
Nadia A Dombrowski	FY23RSA	Performance contingent restricted stock award	3,499	October 16, 2023, 2024, and 2025
	FY23PSU	Performance share unit award	4,118	October 16, 2025
	FY22RSA	Performance contingent restricted stock award	484	September 30, 2024
	FY22PSU	Performance share unit award	1,659	September 30, 2024

(3)
Of these shares, 5,377 shares vested on October 16, 2023; and 4,000 shares will vest on February 25, 2024.

(4)
Of these shares, 22,500 shares vested on October 1, 2023; and 22,500 shares will vest on October 1, 2024.

(5)
Of these shares, 3,111 shares vested on October 16, 2023; and 1,000 shares will vest on October 16, 2024.

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(6)
Of these shares, 5,494 shares vested on October 16, 2023; and 3,654 shares will vest on October 16, 2024.

(7)
Of these shares, 981 shares vested on October 16, 2023; 981 shares will vest October 16, 2024; and 980 shares will vest October 16, 2025.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2023
The following table sets forth information concerning restricted stock awards held by Pathward Financial’s NEOs that were exercised or became vested, as applicable, during the fiscal year ended September 30, 2023. As none of the NEOs have any outstanding stock option awards, no stock options were exercised or became vested during the fiscal year ended September 30, 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brett L. Pharr	17,274	742,754
Glen W. Herrick	55,110	2,262,926
Anthony M. Sharett	10,391	426,612
Charles C. Ingram	6,627	254,754
Nadia A. Dombrowski	484	22,308

(1)
Reflects the market value of the stock awards on the date of vesting, which for each of the awards equals the per share closing price of Pathward Financial Common Stock as reported by the NASDAQ Stock Market on the vesting date (or the previous Friday if the vesting date falls on a weekend).

NONQUALIFIED DEFERRED COMPENSATION PLANS
Nonqualified Deferred Compensation Plans for Fiscal Year 2023
Name	Plan Name	Executive Contributions in FY2023 ($)	Pathward Contributions in FY2023(1) ($)	Aggregate Earnings in FY2023 ($)	Aggregate Withdrawals/ Distributions in FY2023 ($)	Aggregate Balance at September 30, 2023 ($)
Brett L. Pharr	NQDC Plan	—	107,710	7,171	—	140,796
Glen W. Herrick	NQDC Plan	—	173,978	68,212	_	726,947
Anthony M. Sharett	NQDC Plan	—	61,499	7,851	—	82,676
Charles C. Ingram	NQDC Plan	—	44,399	1,639	—	46,039
Nadia A. Dombrowski	NQDC Plan	—	—	—	—	—

(1)
Pathward contributions to the NQDC Plan are reported as “All Other Compensation” in the Summary Compensation Table.

The table above shows information regarding the NEOs’ benefits under the NQDC Plan.
The NQDC Plan
The NQDC Plan is a supplemental benefit plan by which NEOs and certain other eligible employees may receive discretionary employer contributions. The contributions are intended to make up for Internal Revenue Code limits on the amounts that may be contributed to a participant’s qualified retirement plan account. Pursuant to the terms of the NQDC Plan, such contributions are considered immediately vested.
The NQDC Plan is an unfunded, unsecured arrangement. Amounts credited are adjusted for earnings based on the participant’s election from a menu of notional investment choices based on publicly available mutual funds covering a range of investment categories, including target date funds. A participant may elect when they commence participation in the NQDC Plan to receive their account balance upon separation from service via a single, lump sum payment or a series of installment payments over the course of 10 years or less, unless such account balance is equal to or less than $50,000 or the separation of service is due to the participant’s death or disability, in which case the account will be distributed in a single, lump sum payment. In certain cases, payments may be subject to a 6-month payment delay upon separation from service to comply with applicable tax laws. NQDC Plan participants may also apply for distribution of their account balance via a single, lump sum payment upon the occurrence of an unforeseeable emergency, as defined by the NQDC Plan. All benefits paid pursuant to the NQDC Plan are designed to be taxable as ordinary income at the time of distribution.
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Potential Payments Upon Termination or Change in Control
Pathward Financial and Pathward, N.A. have adopted an Executive Severance Pay Policy (the “Severance Policy”) that first became effective for fiscal year 2022. The Severance Policy applies to the CEO, President, Executive Vice Presidents who sit on the Executive Committee, and other select employees identified by the CEO and approved by the Compensation Committee (each, an “Eligible Employee”). As a result, all of the NEOs are covered by the Severance Policy.
The Severance Policy provides that if the involuntary termination of an Eligible Employee occurs without Cause (as defined in the Severance Policy), and not related to a change-in-control (as defined in the Severance Policy), the Eligible Employee will be entitled to:
(1)
equal consecutive cash installment payments over a period of 12 months (24 months for the CEO) in a cumulative amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual base salary, plus 100% (200% for the CEO) of the Eligible Employee’s annual target cash bonus;

(2)
the continuation of certain medical benefits for one year (two years for the CEO);

(3)
continued vesting of the unvested equity awards previously granted to the Eligible Employee (subject to performance results for the applicable performance periods), except if the termination occurs within 6 months of the fiscal year in which an equity award was granted, in which case such equity award grants shall be forfeited; and

(4)
payment of up to $10,000 for employee outplacement services.

If the involuntary termination of an Eligible Employee occurs without Cause, but related to a change-in-control (meaning the termination occurs within 24 months after the change in control), the Eligible Employee will be entitled to:
(1)
a lump-sum cash payment no later than 75 days following the termination in an amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual base salary, plus an amount equal to 100% (200% for the CEO) of the Eligible Employee’s annual target cash bonus;

(2)
the continuation of certain medical benefits for one year (two years for the CEO);

(3)
full vesting of the unvested equity awards previously granted to the Eligible Employee; and

(4)
payment of up to $10,000 for employee outplacement services.

The Severance Policy conditions all payments and benefits upon an Eligible Employee’s execution of a release in favor of Pathward, which includes non-disparagement covenants, and a non-solicitation obligation which applies to Pathward’s customers, employees, and third-party relationships for a period of 12 months following the termination of the Eligible Employee’s employment.
In addition, award agreements for performance-contingent restricted stock awards, performance share units, and other awards of restricted stock granted under the Amended and Restated 2002 Omnibus Incentive Plan generally provide for immediate or continued vesting of such awards (subject to the achievement of applicable performance goals in the case of performance-contingent restricted stock awards and performance share units) in case of termination of service by death, disability, or retirement, so long as the termination of service occurs at least six months after the beginning of the fiscal year in which such award was granted. “Retirement” for this purpose means a voluntary termination after having either (i) attained age 65, or (ii) attained a combined age and years of service equal to at least 70. As of the end of fiscal year 2023, the only NEO eligible for retirement was Herrick. Apart from any termination of employment, the award agreements and the terms of the Amended and Restated 2002 Omnibus Incentive Plan also provide for full vesting of the awards if, upon a change in control of Pathward Financial, such awards are unvested and have not otherwise terminated.
The following table sets forth the payments and benefits that would be due and payable to the NEOs under the Severance Policy and the terms of their outstanding equity awards in the following scenarios (assuming such event occurred on September 30, 2023):
(i)
a termination of employment due to death or disability,

(ii)
a retirement (if eligible),

(iii)
an involuntary termination without cause and not related to a change in control,

(iv)
an involuntary termination without cause and related to a change in control, and

(v)
a change in control (without any accompanying termination of employment).

The value for vesting of equity awards in the table is based on the closing price of our common stock on the last day of the most recent fiscal year (September 29, 2023, the last trading day), $46.09 per share, and assumes future performance goals
54 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
would be achieved at target. An NEO who experienced a voluntary termination (not retirement-eligible) or a termination for cause would not receive any of the payments or other benefits described in the table below and would forfeit all unvested equity awards. Notwithstanding the foregoing, all listed NEOs would still be eligible to receive other payments and benefits in which they were already vested at the time of termination, under any employment contract, plan or other arrangement with Pathward Financial, including amounts under retirement programs, in accordance with their terms (the “non-severance benefits”). Such non-severance benefits are not detailed in this section.
Compensation paid to NEOs, including under any employment contract, if any, plan, or retirement program, is also subject to certain regulatory requirements regarding the payment of compensation to such NEOs and may be subject to clawback provisions under certain circumstances.
Name	Benefit	Death or Disability(1) ($)	Retirement(2) ($)	Termination without Cause not in connection with a Change of Control(3) ($)	Termination without Cause in connection with a Change of Control(4) ($)	Change of Control(5) ($)
Brett L. Pharr	Cash Payment(s)	—	—	2,800,000	2,800,000	—
	Vesting of Equity Awards	4,060,575	—	4,060,575	4,060,575	4,060,575
	Medical Benefits	—	—	36,677	36,677	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	4,060,575	—	6,907,252	6,907,252	4,060,575
Glen W. Herrick	Cash Payment(s)	—	—	1,045,000	1,045,000	—
	Vesting of Equity Awards	3,688,214	3,688,214	3,688,214	3,688,214	3,688,214
	Medical Benefits	—	—	28,864	28,864	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	3,688,260	3,688,260	4,772,124	4,772,124	3,688,260
Anthony M. Sharett	Cash Payment(s)	—	—	988,000	988,000	—
	Vesting of Equity Awards	1,719,065	—	1,719,065	1,719,065	1,719,065
	Medical Benefits	—	—	288	288	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	1,719,065	—	2,717,353	2,717,353	1,719,065
Charles C. Ingram	Cash Payment(s)	—	—	782,000	782,000	—
	Vesting of Equity Awards	913,965	913,965	913,965	913,965	913,965
	Medical Benefits	—	—	29,152	29,152	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	914,057	—	1,735,209	1,735,209	914,057
Nadia A. Dombrowski	Cash Payment(s)	—	—	782,000	782,000	—
	Vesting of Equity Awards	585,435	—	585,435	585,435	585,435
	Medical Benefits	—	—	—	—	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	585,435	—	1,377,435	1,377,435	585,435

(1)
Represents the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2023) that would immediately vest or continue to vest (subject to the achievement of applicable performance goals in case of performance-contingent restricted stock awards and performance share units).

(2)
Herrick became retirement-eligible in March 2023. None of the other NEOs were eligible for retirement as of the end of the most recent fiscal year (September 30, 2023).

(3)
Represents amounts payable under the Severance Policy for such termination of employment, and includes the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2023) that would continue to vest (subject to achievement of applicable performance goals in case of performance-contingent restricted stock awards and performance share units).

(4)
Represents amounts payable under the Severance Policy and includes the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2023) that would immediately vest upon such termination of employment.

(5)
Represents the value of unvested performance-contingent restricted stock awards, performance share units, and other unvested shares of restricted stock as of the end of the most recent fiscal year that would immediately vest upon a change in control.

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 55

CEO Pay Ratio Disclosure
Pathward Financial is required to disclose the ratio of the CEO’s annual total compensation to the annual total compensation of our median-paid employee.
To identify Pathward Financial’s median employee, we prepared a list of all individuals employed by Pathward Financial on September 30, 2023 (excluding the CEO), whether employed on a full-time, part-time, temporary or seasonal basis. SEC rules permit registrants to use a consistently applied compensation measure (“CACM”) to identify the median employee from the employee population. We used base pay, overtime pay, and cash incentive awards, as reflected in Pathward Financial’s payroll records, as our CACM. Based on the CACM methodology described above, we identified the median employee and then estimated the annual total compensation for this employee, consistent with the rules used to determine total compensation in the Summary Compensation Table for the NEOs. Accordingly, annual total compensation for the median employee was $93,917. The CEO’s total compensation was $3,884,129, resulting in a ratio of approximately 41:1.
We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median employee and calculating that employee’s annual total compensation allow companies to use different methodologies, apply certain exclusions, and make reasonable estimates and assumptions, Pathward Financial’s pay ratio may not be comparable to pay ratios reported by other companies.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section.
For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2021, 2022 and 2023 are the following:
Year	PEO	Non-PEO Named Executive Officers
2023	Brett L. Pharr	Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram and Nadia A. Dombrowski
2022	Brett L. Pharr	Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, Nadia A. Dombrowski, and Kia S. Tang
2021	Bradley C. Hanson	Brett L. Pharr, Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, Kia S. Tang, Sheree S. Thornsberry and Shelly A. Schneekloth
(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income(7) ($ in Millions)	Company- Selected Performance Measure (EPS)(8) ($)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)
2023	3,884,131	5,077,889	1,784,636	2,463,709	242.98	128.21	163.6	5.99
2022	3,811,433	2,817,840	1,437,513	1,392,760	173.04	136.72	156.4	5.26
2021	5,040,345	7,442,578	1,259,474	1,286,933	274.27	161.72	141.7	4.38

(1)
The dollar amounts reported in column (B) are the amounts of total compensation reported for the PEO for fiscal years 2021, 2022, and 2023 in the “Total” column of the Summary Compensation Table for the applicable year.

(2)
The dollar amounts reported in column (C) represent the amount of  “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year, by subtracting the amounts in the Reported Value of Equity Award column and adding the amounts in the Equity Award Adjustments column, to determine the “compensation actually paid,” as defined by the SEC:

56 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

Year	Reported Summary Compensation Table Total for PEO ($)	Minus Reported Value of Equity Awards(a) ($)	Plus Equity Award Adjustments(b) ($)	Equals Compensation Actually Paid to PEO ($)
2023	3,884,131	2,100,013	3,293,771	5,077,889
2022	3,811,433	2,556,981	1,563,388	2,817,840
2021	5,040,345	2,494,513	4,896,747	7,442,578

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year which are comprised of performance share units and restricted stock granted from 2016 through 2023.

(b)
The values provided in the Equity Award Adjustments column were determined as follows:

Year	YE Value of Respective Year Awards Outstanding as of YE ($)	Plus Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	Plus Change in Value as of Vesting Date for Prior Year Awards that Vested During the Year ($)	Minus Value as of YE for Any Equity Awards Previously Granted that Failed to Vest in the Current Year ($)	Equals Value of Equity Award Adjustments ($)
2023	2,671,146	395,817	226,808	0	3,293,771
2022	1,205,069	263,664	94,654	0	1,563,388
2021	3,818,833	984,671	492,336	399,093	4,896,747
The amounts are based on the fair value of the equity awards as of the applicable year end or vesting date as required by SEC rules. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock awards are valued based on the stock price on the relevant measurement date. Performance stock units are adjusted to reflect an accrued payout factor consistent with assumptions used for ASC 718 purposes, and the stock price on the relevant measurement date.
(3)
The dollar amounts reported in column (D) are the average of the amounts of total compensation reported for our non-PEO named executive officers for fiscal years 2021, 2022, and 2023 in the “Total” column of the Summary Compensation Table for the applicable year.

(4)
The dollar amounts reported in column (E) represent the average amount of  “compensation actually paid” to the non-PEO named executive officers for each year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO named executive officers during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the non-PEO named executive officers’ average total compensation for each year, by subtracting the amounts in the Average Reported Value of Equity Awards column and adding the amounts in the Average Equity Award Adjustments column, to determine the “compensation actually paid,” as defined by the SEC:

Year	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Minus Average Reported Value of Equity Awards(a) ($)	Plus Average Equity Award Adjustments(b) ($)	Equals Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2023	1,784,636	566,025	1,245,098	2,463,709
2022	1,437,513	698,636	653,882	1,392,760
2021	1,259,474	325,488	352,947	1,286,933

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year, which are comprised of performance share units and restricted stock granted from 2016 through 2023.

PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 57

(b)
The values provided in the Average Equity Award Adjustments column were determined as follows:

Year	Average YE Value of Respective Year Awards Outstanding as of YE ($)	Plus Average Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	Plus Average Change in Value as of Vesting Date for Prior Year Awards that Vested During the Year ($)	Minus Average Value as of YE for Any Equity Awards Previously Granted that Failed to Vest in the Current Year ($)	Equals Average Value of Equity Award Adjustments ($)
2023	719,960	370,099	155,039	0	1,245,098
2022	354,303	204,471	95,108	0	653,882
2021	213,199	91,910	60,961	13,122	352,947
The amounts are based on the fair value of the equity awards as of the applicable year end or vesting date as required by SEC rules. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock awards are valued based on the stock price on the relevant measurement date. Performance stock units are adjusted to reflect an accrued payout factor consistent with assumptions used for ASC 718 purposes, and the stock price on the relevant measurement date.
(5)
Reflects the cumulative total shareholder return (“TSR”) of a $100 investment in Pathward Financial, Inc. common stock, assuming such investment occurred on October 1, 2020 and all dividends were reinvested. Historical stock performance is not necessarily indicative of future stock performance.

(6)
Reflects the cumulative TSR of a $100 investment in our peer group for this Pay versus Performance table, the S&P 600 Financials Index, which is used in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the applicable fiscal year, assuming such investment occurred on October 1, 2020 and all dividends were reinvested. Historical stock performance is not necessarily indicative of future stock performance.

(7)
The dollar amounts reported in column (H) represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

(8)
The “Company-Selected Measure” (as defined in Item 402(v) of Regulation S-K, is our diluted earnings per share (“EPS”), as reflected in the Company’s audited financial statements for the applicable fiscal year.

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the Compensation Discussion and Analysis section, the Company’s compensation programs are designed to enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. As required by Item 402(v) of Regulation S-K, the following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for 2023:
▶ Earnings per Share ▶ Net Income ▶ Return on Assets ▶ Capital Requirements (Basel III Capital Rules)
58 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

DESCRIPTION OF RELATIONSHIPS BETWEEN INFORMATION PRESENTED
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table during the periods ending September 30, 2021, 2022 and 2023.
The chart below demonstrates the relationship between the PEO and average non-PEO named executive officers’ compensation actually paid (“CAP”) amounts and the cumulative TSR of the Company.
Compensation Actually Paid and Cumulative TSR
The chart below demonstrates the relationship between CAP amounts for our PEO and average non-PEO named executive officers and our net income.
Compensation Actually Paid and Net Income
PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 59

The chart below demonstrates the relationship between CAP amounts for our PEO and average non-PEO named executive officers and our EPS.
Compensation Actually Paid and EPS
The chart below demonstrates the relationship between the cumulative TSR of the Company and the cumulative TSR of the applicable peer group, the S&P 600 Financials Index.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group
60 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Pathward Financial that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into its fiscal year 2023 Annual Report on Form 10-K.
Submitted by,
The Pathward Financial, Inc. Compensation Committee
RONALD D. MCCRAY	ELIZABETH G. HOOPLE	LIZABETH H. ZLATKUS
CHAIR
PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / 61

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
2023 OMNIBUS INCENTIVE PLAN
Proposal 3—Approval of the Pathward Financial, Inc. 2023 Omnibus Incentive Plan
On September 27, 2023, our Board of Directors (the “Board”) approved, subject to stockholder approval, the Pathward Financial, Inc. 2023 Omnibus Incentive Plan (the “Plan”). If the Plan is approved by our stockholders, it will authorize the issuance of up to 1,200,000 shares of the company’s common stock (“shares”) for the grant of awards under the Plan.
The Plan will take the place of our Amended and Restated 2002 Omnibus Incentive Plan (the “Prior Plan”) which expired on November 25, 2022. Any awards outstanding under the Prior Plan on the date of stockholder approval of the Plan will remain subject to and be paid under the Prior Plan. However, any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Plan. As detailed further below, as of December 29, 2023, there were approximately 325,194 shares then subject to outstanding awards granted under the Prior Plan and no shares available for future grants thereunder. Upon approval of the Plan, a share pool of 1,200,000 shares will be made available for awards under the Plan, 195,322 of which have been issued under awards granted contingent on stockholder approval.
Our Board recommends that stockholders approve the Plan.
THE PURPOSES OF THE PLAN ARE TO:
▶ enhance our ability to attract and retain highly qualified officers, non-employee directors, employees, and consultants, and
▶
motivate those officers, non-employee directors, employees, and consultants to serve our company and improve our business results and earnings by providing an opportunity to acquire or increase a direct proprietary interest in our operations and future success

▶ promote greater ownership by officers, non-employee directors, employees, and consultants in order to align their interests more closely with the interests of our stockholders.
Stockholder approval of the Plan will also enable us to grant awards under the Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).
62 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

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Information on Equity Compensation Plans as of December 29, 2023
The Board recognizes that the adoption of the Plan will result in a new share pool becoming available for the company and dilution or “overhang” for our stockholders. As commonly calculated, the total potential overhang resulting from the adoption of the Plan would be approximately 5.6%. This overhang is calculated as follows, in each case as of December 29, 2023:
Overhang
(a) Share pool request subject to stockholder approval(1)	1,200,000
(b) Shares underlying awards outstanding under the Prior Plan(2)	325,194
(c) Shares currently available for future issuance(3)	0
(d) Total shares requested, underlying, or available for awards (a+b+c)	1,525,194
(e) Total shares of common stock outstanding	25,988,230
(f) Fully diluted overhang (d/(d+e))(4)	5.6%

(1)
Includes 195,322 shares which underly awards granted under the Plan, contingent on stockholder approval.

(2)
The number is different from that reported in the Equity Compensation Plan Information table below because that table is dated as of September 30, 2023, as required by SEC rules, and therefore does not take into account any award vesting events after that time.

(3)
No shares have been available for additional awards since the termination of the Prior Plan on November 25, 2022.

(4)
To determine the sum of  (d) plus (e) for this calculation, 221,363 shares of restricted stock included in both (d) and (e) were counted only once to prevent duplicative aggregation.

The following table includes information regarding shares underlying awards outstanding under the Prior Plan as of December 29, 2023:
Outstanding Equity Award Information
Total shares underlying outstanding options and warrants	0
Weighted average exercise price of outstanding options and warrants	N/A
Weighted average remaining contractual life of outstanding options and warrants	N/A
Total shares underlying outstanding, unvested full-value awards	325,194
Total shares currently available for grant	0
Outstanding awards include unvested shares of restricted stock and performance share units, assuming target performance.
Key Features
The following features of the Plan are designed to help protect the interests of our stockholders:
▶
Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right, or SAR, is 10 years.

▶
No repricing or grant of discounted stock options or SARs; no reload options/SARs. The Plan does not permit the repricing of stock options or SARs, either by amending an existing award or by substituting a new award at a lower price, without stockholder approval. The Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant. Reload grants of stock options and SARs are prohibited under the Plan.

▶
No liberal share counting for stock options or SARs. For awards of stock options and SARs, the Plan does not include provisions frequently labelled as “liberal share counting” (e.g., the ability to re-use shares tendered or surrendered to pay the exercise cost or tax obligation arising from stock options or SARs or the “net counting” of shares for stock option or SAR exercises). The only share re-use provisions are for awards that are cancelled or forfeited, for awards settled in cash, or for shares withheld to pay a tax obligation arising from full value awards such as restricted stock or restricted stock units.

▶
No single-trigger acceleration of employee awards or excise tax gross-ups. Under the Plan, we do not automatically accelerate vesting of employee awards in connection with a change in control of the company. We do not provide change in control excise tax gross-ups.

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▶
Clawbacks. Awards granted under the Plan are subject to our compensation recovery policies, as applicable, as further described in the Compensation Discussion and Analysis.

▶
No dividends on stock options or SARs; subject to vesting for certain awards. We will not pay dividends or dividend equivalents on stock options or SARs. Dividend equivalents on performance-vesting awards are subject to the same vesting requirements as the underlying units or shares.

▶
Director Limits. The Plan contains annual limits on the number of awards that may be granted to non-employee directors.

Summary of the Plan
The following summary of the Plan does not purport to be a complete description of all the provisions of the Plan. It is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Appendix A.
Eligibility
Awards may be granted under the Plan to officers, employees, and consultants of the company and its subsidiaries and to the company’s non-employee directors. Incentive stock options may be granted only to employees of the company or its subsidiaries. As of December 29, 2023, eight non-employee directors and approximately 75 officers and other employees would have been eligible to participate in the Plan.
Administration
The Plan is administered by the Compensation Committee (the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Committee may delegate certain of its award authority to the extent permitted by applicable law. The Committee may amend, modify, or supplement the terms of any outstanding award including the authority, in order to effectuate the purposes of the Plan, to modify awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.
Number of Authorized Shares
The number of shares of common stock authorized for issuance under the Plan is 1,200,000, all of which may be granted as incentive stock options under Section 422 of the Code.
In addition, as of the date of stockholder approval of the Plan, any awards then outstanding under the Prior Plan will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Plan.
If any award is cancelled, terminates, expires, or lapses for any reason prior to the issuance of shares or if shares are issued under the Plan and thereafter are forfeited, the shares subject to such awards and the forfeited shares will again be available for grant under the Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the Plan:
▶
any award that is settled in cash rather than by issuance of shares of common stock;

▶
shares tendered or withheld to pay the tax withholding for any award other than a stock option or SAR; and

▶
awards granted in assumption of or in substitution for awards previously granted by an acquired company.

The share re-use provisions under the Plan do not include any “liberal share counting” features for stock options or SARs. Shares used to cover the exercise price of stock options or to cover any tax withholding obligations in connection with awards of stock options or SARs will continue to be unavailable for awards under the Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.
The shares of common stock issuable under the Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise. However, any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options will not be added to the shares available for grant under this Plan. The fair market value of a share of our common stock as of December 29, 2023 was $52.93.
64 \ PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	2023 Omnibus Incentive Plan	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information	Appendix A
Adjustments
In the event of any corporate event or transaction, such as any merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin off, or other distribution of stock or property of the company, a combination or exchange of common stock, dividend in kind, or other like change in capital structure, number of outstanding shares of common stock, distribution (other than normal cash dividends) to stockholders, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of participants’ rights, will make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding awards, the purchase price for such shares, the number and kind of shares available for future issuance under the Plan, and other determinations applicable to outstanding awards.
Non-Employee Director Award Limits
No awards may be granted under the Plan during any one calendar year to a non-employee director that exceed, together with any cash compensation paid to the non-employee director for service on the Board during such year, (i) $700,000 for a non-employee director not serving as the Chairman, and (ii) $1,000,000 for a non-employee director serving as the Chairman, in either case based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the company or one of its subsidiaries. This limit applies on an individual basis and not on an aggregate basis to all non-employee directors as a group. The Plan permits the disinterested members of the Board to approve exceptions to this limit for one or more individual non-employee directors in extraordinary circumstances.
Types of Awards
The Plan permits the granting of any or all of the following types of awards:
Stock Options
Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Committee sets the exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise.
Stock Appreciation Rights (SARs)
The Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent that the SAR is exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.
Restricted Stock, Restricted Stock Units and Other Awards
The Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Committee’s discretion. The restrictions may be based on continuous service with our company or the attainment of specified performance goals, as determined by the Committee. Restricted stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee. The Committee may also grant other types of cash, equity, or equity-based awards subject to the terms of the Plan and any other terms and conditions determined by the Committee.
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Performance Awards
The Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. Business criteria include, but are not limited to, any of the following:

(i)
earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

(ii)
earnings (either in the aggregate or on a per-share basis);

(iii)
net income or loss (either in the aggregate or on a per-share basis);

(iv)
operating profit;

(v)
cash flow (either in the aggregate or on a per-share basis);

(vi)
free cash flow (either in the aggregate on a per-share basis);

(vii)
costs;

(viii)
gross revenues;

(ix)
reductions in expense levels;

(x)
operating and maintenance cost management and employee productivity;

(xi)
share price or total stockholder return (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

(xii)
net economic value;

(xiii)
economic value added;

(xiv)
aggregate product unit and pricing targets;

(xv)
strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, asset quality, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xvi)
achievement of objectives relating to diversity, employee turnover, regulatory compliance or other internal business items;

(xvii)
results of customer satisfaction surveys;

(xviii)
debt ratings, debt leverage and debt service;

(xix)
return on equity, capital, assets, revenue or investments; and/or

(xx)
balance sheet metrics, including capital ratios, liquidity measures and book value.

Business criteria may include any derivations of those listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).
Dividend Equivalent Rights
A dividend equivalent right entitles the holder to payments or credits equal to cash dividends payable with respect to the company’s shares over a period of time. The Committee may grant dividend equivalent rights as a freestanding award. It may also grant dividends and dividend equivalent rights as a feature of a full-value award (i.e., any award other than a stock option or SAR). Dividend and dividend equivalent rights that become payable with respect to a performance award will be subject to the same vesting conditions as the performance award.
No Repricing
Without stockholder approval, the Committee is not authorized to:
1.
lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Plan, such as stock splits;

2.
take any other action that is treated as a repricing under generally accepted accounting principles; or

3.
cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units, or any other award unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

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Clawback
Any award agreement may reference a clawback policy of the company or provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a participant engages in certain detrimental activity. In addition, any award agreement or such clawback policy may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the company of any common stock issued under and/or any other benefit related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Exchange Act Rule 10D-1 and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the company’s common stock may be traded.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.
Corporate Transactions and Change in Control
If the company is a party to a merger, reorganization, consolidation, share exchange, transfer of assets or other transaction having similar effect involving the company, outstanding awards will be subject to the award provisions in the agreement governing the summary transaction and if none, the stockholder provisions in the agreement. Also, depending on the transaction, awards of stock options and SARs may be cancelled or cashed out.
Upon a change in control of the company, as defined under the Plan, outstanding awards which are assumed by the resulting entity will generally continue vesting under the terms of the applicable award agreements. However, awards will be subject to accelerated vesting upon the change in control for awards held by non-employee directors or for awards that are not assumed upon the change in control. Awards may also be subject to accelerated vesting if they are assumed upon a change in control and the award holder is subject to certain involuntary terminations of employment (without cause or with good reason) within two years following the change in control.
Term, Termination and Amendment of the Plan
On September 27, 2023, the Board of Directors approved the Plan and became authorized to grant awards thereunder, provided that any awards granted prior to the Annual Meeting must be contingent on stockholder approval. Unless earlier terminated by our Board of Directors, the Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. Our Board may amend, suspend, or terminate the Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
New Plan Benefits
The following table sets forth information concerning awards granted under the Plan to:
(i)
each named executive officer,

(ii)
all current executive officers as a group,

(iii)
all current non-employee directors as a group, and

(iv)
all non-executive officer employees as a group.

All such awards are contingent upon shareholder approval of the Plan at the Annual Meeting. As the Plan is discretionary, no other benefits or amounts are determinable at this time.
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Pathward Financial, Inc. 2023 Omnibus Incentive Plan
Name and Position	Number of Performance Share Units(1) (#)	Shares of Performance- Contingent Restricted Stock(2) (#)	Shares of Non- Employee Director Restricted Stock(3) (#)	Shares of Time- Vesting Restricted Stock(4) (#)
Brett L. Pharr CEO	25,743	25,414	—	—
Glen W. Herrick EVP and CFO	0	0	—	—
Anthony M. Sharett President	8,729	8,618	—	—
Charles C. Ingram EVP and Chief Product and Technology Officer	3,395	3,352	—	—
Nadia A. Dombrowski EVP and Chief Legal and Administrative Officer	3,678	3,631	—	—
All Current Executive Officers as a Group	44,800	48,247	—	2,652
All Current Non-Employee Directors as a Group	—	—	23,600	—
All Non-Executive Officer Employees as a Group	—	—	—	76,023

(1)
Amounts reflect the number of fiscal year 2024 performance share unit awards granted on November 15, 2023, assuming performance at target. These awards are substantially similar to the fiscal year 2023 performance share unit awards.

(2)
Amounts reflect the number of fiscal year 2024 performance-contingent restricted stock awards granted on November 15, 2023, assuming performance at target. These awards are substantially similar to the fiscal year 2023 performance-contingent restricted stock awards.

(3)
Amounts reflect the aggregate number of fiscal year 2023 annual stock awards granted to non-employee directors on September 27, 2023.

(4)
Amounts reflect the aggregate number of time-vesting restricted stock awards granted on October 3, 2023 and October 8, 2023 to non-executive employees as part of their fiscal year 2023 incentive award, as well as certain new-hire and promotion awards.

For more information on fiscal year 2023 awards granted to executive officers and non-employee directors, see the “Compensation Discussion and Analysis for Fiscal Year 2023” and “Compensation of Directors” sections above, respectively.
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Equity Compensation Plan Information
The table below presents information on the company’s equity compensation plans as of September 30, 2023, as required by SEC rules.
	(a)	(b)	(c)
Plan Category	Number of Shares to be Issued Under Outstanding Options, Warrants, and Rights(1) (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights(2) ($)	Number of Shares Remaining for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (#)
Equity compensation plans approved by stockholders	212,067	N/A	N/A
Equity compensation plans not approved by stockholders(4)	—	—	—
Total	212,067	N/A	N/A

(1)
Consists of outstanding performance share units awarded under the Prior Plan, reflected based on the assumption that target performance is probable.

(2)
Performance share units do not have an exercise price and are delivered without any payment or consideration.

(3)
There was no equity compensation plan in effect as of September 30, 2023.

(4)
In accordance with SEC rules, this table does not include information regarding the Pathward Financial, Inc. 2023 Omnibus Incentive Plan. For information on shares issuable and awards outstanding under the Plan as of September 30, 2023, see the “Number of Authorized Shares” and “New Plan Benefits” sections above, respectively.

Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to our company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations, each as in effect on the date of this proxy statement, and is subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. Award recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of the awards and the ownership and disposition of any underlying securities.
Nonqualified Stock Options
A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells or otherwise disposes of the shares acquired upon exercise of the stock option, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Incentive Stock Options
A participant generally will not recognize taxable income upon the grant or vesting of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant does not sell or otherwise dispose of the shares acquired upon exercise of an incentive stock option until after the later of 1) one year from the date the participant exercised the option, and 2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received from the disposition and the exercise price of the stock option. If a participant sells or otherwise
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disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be. A sale or disposition of the shares for less than the exercise price of the original stock option will result in a capital loss.
With respect to both nonqualified stock options and incentive stock options, special tax rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights
A participant generally will not recognize taxable income upon the grant or vesting of a SAR with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the exercise price of the SAR. The participant’s tax basis in the shares will generally be equal to the fair market value of the shares on the date of exercise. Upon the sale or other disposition of the shares, the participant will realize either short-term or long-term capital gain or loss, depending on the length of time that the shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.
Restricted Stock Awards
The tax treatment of restricted stock varies according to whether or not a participant chooses to make an election under Section 83(b) of the Code (an “83(b) Election”), as follows.
A participant does not generally recognize taxable income at the time restricted stock is granted. When forfeiture conditions applicable to the restricted stock lapse, the participant recognizes ordinary income in an amount equal to the fair market value of the shares which become unencumbered upon such lapse minus any price paid for the shares. A participant’s tax basis in unencumbered shares is generally equal to the fair market value of the shares upon becoming unencumbered. Upon sale or other disposition of the shares, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held after the forfeiture conditions have lapsed. The amount of such capital gain or loss is equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.
A participant may choose to accelerate the recognition of taxable income for a restricted stock award by making an 83(b) Election within 30 days following the grant of the award. The participant will recognize ordinary income at that time in an amount equal to the fair market value of the shares underlying the award of restricted stock (without considering any forfeiture conditions and transfer restrictions) minus any price paid for the restricted stock award. When forfeiture conditions applicable to the restricted stock lapse, the participant will not recognize any additional ordinary income. However, if any shares of restricted stock are forfeited by the participant at any time (because, for example, specified vesting conditions are not met), the participant will not be entitled to claim a deduction for ordinary income recognized upon making the 83(b) Election. A participant’s tax basis in the shares is generally equal to the amount of ordinary income recognized by the participant pursuant to the 83(b) Election, and the participant’s holding period for such shares begins at that time. Upon sale of the shares, the participant realizes either short-term or long-term capital gain or loss, depending on the length of time that the shares are held. The amount of such capital gain or loss is equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in such shares.
Restricted Stock Units and Performance Awards
A participant generally will not have taxable income upon the grant of restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid.
Other Awards
The U.S. federal income tax consequences of other stock-based awards will depend upon the specific terms of each such award.
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Tax Consequences to the Company
In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code, such as the $1 million deduction limit under Section 162(m) of the Code (applicable to compensation paid to certain covered employees).
Section 409A
We intend that awards granted under the Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.
Tax Withholding
We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Plan permits withholding obligations to be satisfied through share withholding at up to maximum statutory rates. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.
The Board recommends a vote FOR the approval of the 2023 Omnibus Incentive Plan.
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AUDIT-RELATED MATTERS
Proposal 4—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee appointed Crowe LLP, an independent registered public accounting firm, as auditors of our financial statements for the fiscal year ending September 30, 2024. The Audit Committee has determined to afford our stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the appointment of Crowe LLP. If a majority of the shares present, in person or represented by proxy, and entitled to vote are not voted in favor of the ratification of the appointment of Crowe LLP, the Board will interpret this as an instruction to seek other auditors.
Representatives of Crowe LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.
The Board recommends a vote FOR the ratification of the appointment of Crowe LLP as Pathward Financial’s independent registered public accounting firm for the fiscal year ending September 30, 2024.
Independent Registered Public Accounting Firm Fees
The following table presents fees billed by Crowe LLP for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting for the fiscal years ended September 30, 2022, and September 30, 2023, and fees billed for other services rendered by Crowe LLP during those fiscal years.
	Fiscal Year Ended
Crowe LLP Fees	2023 ($)	2022 ($)
Audit fees(1)	1,484,280	1,334,250
Audit-related fees(2)	124,875	92,888
Tax fees(3)	160,345	262,473
All other fees	26,250	—
Total	1,795,750	1,689,611

(1)
Audit fees consist of fees for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting, review of financial statements included in Pathward Financial’s Quarterly Reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of fees for audits of financial statements of the employee benefit plans maintained by Pathward Financial, fees related to Pathward Financial’s registration statements, and fees for professional services rendered for Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”).

(3)
Tax fees consist of fees for tax consultation and tax compliance services for Pathward Financial and the employee benefit plan maintained by Pathward Financial, as well as fees for research and development tax credit studies.

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Pathward Financial’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2023, by Crowe LLP is compatible with maintaining the independence of the independent registered public accounting firm.
PRE-APPROVAL POLICY
The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related, tax, and SSAE 16 services. The Audit Committee’s policy is to pre-approve all services and fees for up to one year, including appropriate detail with regard to each particular service and its related fees. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.
During the last two fiscal years ended September 30, 2023 and September 30, 2022, 100% of the audit and permissible non-audit services were pre-approved by the Audit Committee.
AUDIT COMMITTEE MATTERS
The following Report of the Audit Committee of the Board shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Pathward Financial specifically incorporates this Report therein, and it shall not otherwise be deemed filed under such Act.
Audit Committee Report
The Audit Committee has issued the following report with respect to the audited consolidated financial statements of Pathward Financial for the fiscal year ended September 30, 2023:
▶
The Audit Committee has reviewed and discussed with Pathward Financial’s management Pathward Financial’s fiscal year 2023 audited consolidated financial statements;

▶
The Audit Committee has discussed with Crowe LLP, Pathward Financial’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

▶
The Audit Committee has received the written disclosures and letter from Crowe LLP required by applicable requirements of the PCAOB regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP the independence of Crowe LLP; and

▶
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board that the fiscal year 2023 audited consolidated financial statements be included in Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for filing with the SEC.

Submitted by,
The Pathward Financial, Inc. Audit Committee
KENDALL E. STORK	BECKY S. SHULMAN	LIZABETH H. ZLATKUS
CHAIR
January 17, 2024
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STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management
Except as otherwise noted, the following table presents information regarding the beneficial ownership of Pathward Financial Common Stock as of December 29, 2023, the record date for the Annual Meeting (the “Record Date”), by:
▶
those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of outstanding Pathward Financial Common Stock;

▶
each director and director nominee of Pathward Financial;

▶
each NEO of Pathward Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and

▶
all of the current executive officers and directors of Pathward Financial as a group.

To our knowledge, the individuals named in the table below have sole voting power for all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.
Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the person’s percentage ownership, shares of Common Stock which a person has the right to acquire within 60 days of the applicable date, including through the exercise of options or other rights or the conversion of another security, are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. None of the shares listed below are pledged as security. Percentage ownership is based upon 25,988,230 shares of Common Stock outstanding on the Record Date.
Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Name and Address of Beneficial Owner
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	3,821,017	14.70%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	2,072,467	7.97%
Dimensional Fund Advisors LP(3) 6300 Bee Cave Road, Building One Austin, TX 78746	1,518,687	5.84%
Goldman Sachs Group, Inc.(4) 200 West Street New York, NY 10282	1,514,228	5.83%
Named Executive Officers and Directors(5)
Glen W. Herrick	95,348	0.37%
Brett L. Pharr	44,263	0.17%
Anthony M. Sharett	25,528	0.10%
Elizabeth G. Hoople	23,050	0.09%
Becky S. Shulman	20,599	0.08%
Charles C. Ingram	19,733	0.08%
Douglas J. Hajek	15,631	0.06%
Kendall E. Stork(6)	13,213	0.05%
Nadia A. Dombrowski	6,647	0.03%
Ronald D. McCray	6,694	0.03%
Lizabeth H. Zlatkus	5,500	0.02%
Frederick V. Moore	5,339	0.02%
Christopher Perretta	300	0.00%
All Current Executive Officers and Directors of Pathward Financial as a group (13 persons)(7)(8)	186,497	0.72%

(1)
The information with respect to BlackRock, Inc. was obtained from a Schedule 13F filed with the SEC by BlackRock, Inc. on November 13th, 2023.

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(2)
The information with respect to The Vanguard Group was obtained from a Schedule 13F filed with the SEC by The Vanguard Group on November 14th, 2023.

(3)
The information with respect to Dimensional Fund Advisors LP was obtained from a Schedule 13F filed with the SEC by Dimensional Fund Advisors LP on November 9th, 2023.

(4)
The information with respect to Goldman Sachs Group, Inc. was obtained from a Schedule 13F filed with the SEC by Goldman Sachs Group, Inc. on November 14th, 2023.

(5)
The address for each director and executive officer is c/o Pathward Financial, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.

(6)
Consists of shares held by a trust of which Stork is a co-trustee.

(7)
Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares Pathward Financial’s directors, director nominees and executive officers may be deemed to have sole or shared voting or investment power.

(8)
The group of current executive officers and directors of Pathward Financial includes Sigrist because he assumed his position as an executive officer prior to the Record Date. Herrick is not included in the group of current executive officers and directors of Pathward Financial as he was no longer an executive officer as of the Record Date.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires Pathward Financial’s directors and officers, and persons who own more than 10% of a registered class of Pathward Financial’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Pathward Financial Common Stock and other equity securities, generally by the second business day following a transaction, and to furnish Pathward Financial with copies of all such reports.
To Pathward Financial’s knowledge, based solely on a review of the copies of such reports furnished to Pathward Financial and written representations with respect to such reports which were required to be filed during the fiscal year ended September 30, 2023, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Frederick V. Moore reported one transaction late on a Form 4, and Kendall E. Stork reported one disposition and acquisition by gift late on a Form 4.
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INFORMATION ABOUT THE ANNUAL MEETING
DATE: AND TIME	ACCESS TO VIRTUAL MEETING	RECORD DATE
February 27, 2024 9:00 a.m., Central Standard Time	www.virtualshareholdermeeting.com/CASH2024	Only stockholders of record at the close of business on December 29, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof
HOW CAN I ATTEND AND ASK QUESTIONS AT THE ANNUAL MEETING?

The Annual Meeting will be held virtually via the Internet. We believe that a virtual meeting generally:
▶
provides ease of access

▶
the opportunity for real-time communication

▶
cost savings for our stockholders and Pathward Financial.

Stockholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.virtualshareholdermeeting.com/CASH2024. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice.
Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/CASH2024 will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice.
If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions.
If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site (at www.virtualshareholdermeeting.com/CASH2024) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 8:45 a.m., Central Standard Time, on February 27, 2024.
WHO CAN VOTE?

Voting Rights of Stockholders
Only stockholders of record of Pathward Financial Common Stock as of the close of business on December 29, 2023, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of Pathward Financial Common Stock that you own. On the Record Date, a total of 25,988,230 shares of Pathward Financial Common Stock were outstanding and entitled to vote at the Annual Meeting.
Shares Held by a Broker
If your shares of Pathward Financial Common Stock are held through a bank, brokerage firm, trust, or other nominee (a “broker”), you are considered the beneficial owner of those shares and your shares are considered held in “street name.” If you are the beneficial owner of shares of Pathward Financial Common Stock held in street name, your broker, as the record holder of the shares, will send you a request for directions for voting those shares and will vote such shares in accordance with your instructions. Many brokers (but not all) participate in a program that offers Internet voting options and may provide you with a separate “Notice of Internet Availability of Proxy Materials” (“Notice”). Follow the instructions on that Notice to access our proxy materials online or to request a paper or email copy of our proxy materials. If you received these proxy materials in paper form, the materials should include a voting instruction card so you can instruct your broker how to vote your shares of Pathward Financial Common Stock.
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Broker Non-Votes
Under New York Stock Exchange rules, brokers that hold shares in street name for their customers have discretionary authority to vote such shares without instructions from beneficial owners only on matters the rules deem “routine.” On non-routine matters, brokers are not permitted to vote shares without instructions from beneficial owners. A “broker non-vote” occurs when a broker does not vote shares on a particular matter because it has not received voting instructions with respect to those shares. Your broker will not be able to vote your shares of Pathward Financial Common Stock with respect to Proposal 1, Proposal 2 or Proposal 3 without your instructions. Brokers will have discretionary authority to vote on Proposal 4.
VOTE REQUIRED

Quorum Requirement
We must have a quorum to conduct business at the Annual Meeting. The quorum requirement will be met if the holders of one-third of the outstanding shares of Pathward Financial Common Stock entitled to vote on the Record Date are present at the meeting, either in person or by proxy. Broker non-votes and abstentions will be counted as present for purposes of determining whether there is a quorum. Virtual attendance at the Annual Meeting constitutes presence “in person” for purposes of quorum at the meeting.
VOTES REQUIRED TO APPROVE EACH PROPOSAL

Proposals		Board’s Recommendations	Votes Required	Effect of Broker Non-Votes and Abstentions
1	Election of Directors	FOR all director nominees	Plurality of the votes cast	No effect
2	Say-on-Pay	FOR	Affirmative vote of a majority of the votes cast	No effect
3	Approval of the Pathward Financial, Inc. 2023 Omnibus Incentive Plan	FOR	Affirmative vote of a majority of the votes cast	No effect
4	Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR	Affirmative vote of a majority of votes cast	No effect
Proposal 1: Election of Directors
Directors are elected by a plurality of the votes cast, in person or by proxy. This means that the three director nominees with the most affirmative votes will be elected. Broker non-votes and shares of Pathward Financial Common Stock that are represented by a proxy that is marked “vote withheld” for the election of one or more director nominees will have no effect on the vote for the election of directors. If a director nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld the authority to do so. As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to or would decline to stand for election.
Proposal 2: Say-on-Pay
The affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, the compensation paid to our named executive officers, or our “Say-on-Pay” vote. While this advisory resolution is not binding on Pathward Financial, the Board, including the Compensation Committee, will consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding Pathward Financial’s executive compensation program. Broker non-votes and abstentions will have no effect on this advisory vote.
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Proposal 3: Approval of the 2023 Omnibus Incentive Plan
The affirmative vote of a majority of the votes cast is required to approve the Pathward Financial, Inc. 2023 Omnibus Incentive Plan. Broker non-votes and abstentions will have no effect on this proposal.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast is required to ratify the appointment of Crowe LLP as our independent registered public accounting firm for our financial statements for the year ending September 30, 2024. Abstentions will have no effect on this proposal.

The Board unanimously recommends that you vote:
▶
FOR each of the director nominees

▶
FOR the non-binding advisory vote to approve the compensation paid to our named executive officers

▶
FOR the approval of the Pathward Financial, Inc. 2023 Omnibus Incentive Plan

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FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm

PROXIES

Voting of Proxies
You may vote in person at the Annual Meeting or by proxy. Your vote is very important to us, and we hope that you will attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See “— Revocability of Proxies” below.
There are several convenient ways to submit your vote.
Shareholders of Record

INTERNET	MOBILE DEVICE	TELEPHONE	MAIL	IN PERSON
Go to www.proxyvote.com. You must have the control number from your proxy card to vote your shares via the Internet.	Or scan the QR code using your mobile device to vote at www.proxyvote.com.	Call 1-800-690-6903 toll-free. You must have the control number from your proxy card to vote your shares by telephone.	If you received printed proxy materials, you can vote by written proxy card. Enter your selections, sign and date your proxy card and mail it back in the postage-paid envelope provided.	Attend the Annual Meeting virtually and vote your shares via the Internet. This is the only method of voting during the Annual Meeting.
Beneficial Owners (shares held in street name)
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
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Vote by Telephone or Internet
If you are a stockholder of record, you can vote by touchtone telephone from the U.S. using the toll-free telephone number on your proxy card, or over the Internet using the procedures and instructions described on your proxy card. If you are a beneficial owner, you may vote by telephone or Internet if your broker makes those methods available, in which case your broker will enclose appropriate instructions with your proxy materials. The telephone and Internet voting procedures are designed to:
▶
authenticate your identity

▶
allow you to vote your shares of Pathward Financial Common Stock

▶
confirm that your instructions have been recorded properly.

In Person/Live
The Annual Meeting will be entirely virtual. If you are a stockholder of record and wish to vote in person at the Annual Meeting, you may do so by virtually attending the Annual Meeting and casting your vote “live” using your control number provided on your proxy card, voting instruction form or Notice. If your shares of Pathward Financial Common Stock are held in street name and you wish to vote live, you must use the control number found on your voting instruction form. This is the only method of voting during the Annual Meeting.
By Written Proxy
If you are a stockholder of record and you requested written proxy materials, you can vote by written proxy card. If you are a beneficial holder and you requested printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker.
Shares of Pathward Financial Common Stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. If stockholders of record return properly executed proxies to Pathward Financial with no specific instruction as to how to vote at the Annual Meeting, the individuals named in the proxy will vote the shares represented by those proxies:
▶
FOR the election of each of the director nominees

▶
FOR the non-binding advisory vote to approve the compensation paid to our named executive officers

▶
FOR the approval of the Pathward Financial, Inc. 2023 Omnibus Incentive Plan

▶
FOR the ratification of the appointment of Crowe LLP as our independent auditors

If beneficial holders return properly executed proxies to their brokers with no specific instruction as to how to vote at the Annual Meeting, the broker will only be permitted to vote with respect to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm.
The individuals named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.
Assistance with Voting
If you have any questions or need assistance in voting your shares of Pathward Financial Common Stock, please call our proxy solicitor, Regan & Associates, Inc., toll-free at (800) 737-3426.
Revocability of Proxies
You may revoke your proxy before it is voted by:
▶
submitting a new proxy with a later date by following the instructions provided in the Notice or the proxy card (which must be received before the start of the Annual Meeting);

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notifying the Corporate Secretary of Pathward Financial in writing, at:

Pathward Financial, Inc. 5501 South Broadband Lane Sioux Falls, South Dakota 57108
before the Annual Meeting that you have revoked your proxy (which must be received by the close of business on February 26, 2024); or
▶
voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.

ELECTRONIC DELIVERY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIASL FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 27, 2024
Pathward Financial’s Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report to Stockholders, including Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, are available at www.proxyvote.com.

As permitted by SEC rules, we have elected to furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The Notice also explains how you may submit your proxy, including by telephone or over the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
You may have received more than one Notice or, if you request paper copies of the proxy materials, you may receive more than one proxy card. This means you hold your shares of Pathward Financial Common Stock in more than one account. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. The shares in each account must be voted separately.
ADMINISTRATIVE MATTERS

Counting of Votes
Broadridge Financial Solutions, Inc. will serve as the official proxy tabulator. Gregory A. Sigrist, Pathward Financial’s Executive Vice President, Chief Financial Officer, will act as the inspector of election and will count the votes at the Annual Meeting.
Proxy Solicitation Costs
Proxies are being solicited on behalf of Pathward Financial’s Board. We will pay our own costs of soliciting proxies. If you choose to access the proxy materials or vote electronically, you are responsible for any Internet access charges you may incur. We have engaged Regan & Associates, Inc., a proxy solicitor, to assist in the solicitation of proxies. We estimate that the fee for such services will be approximately $13,500. In addition, Pathward Financial’s directors, officers, and employees may solicit proxies personally, electronically, or by telephone, but they will not receive any additional compensation for those duties. We will reimburse brokers for their expenses in sending these materials to you and obtaining your voting instructions.
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ADDITIONAL INFORMATION
Stockholder Proposals for the Fiscal Year 2025 Annual Meeting
Stockholder proposals to be presented at Pathward Financial’s 2025 Annual Meeting of Stockholders must be received by our Corporate Secretary no later than September 19, 2024, to be eligible for inclusion in Pathward Financial’s 2024 proxy statement and form of proxy. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any stockholder proposal (regardless of whether such proposal is included in Pathward Financial’s proxy materials), the requirements of Pathward Financial’s Certificate of Incorporation and By-laws and Delaware law.
To be considered for presentation at the Fiscal Year 2025 Annual Meeting, but not for inclusion in Pathward Financial’s proxy statement and form of proxy for that meeting, proposals must be received by Pathward Financial between October 30, 2024 and November 29, 2024. However, if the date of the 2025 Annual Meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 27, 2025, or, if the forthcoming 2024 Annual Meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Pursuant to Pathward Financial’s By-laws, stockholders may nominate one or more individuals for election to the Board at a meeting of stockholders at which directors are to be elected by delivering timely notice in writing to our Corporate Secretary at Pathward Financial’s principal executive offices between October 30, 2024 and November 29, 2024. However, if the date of the annual meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 27, 2025, or, if the forthcoming 2024 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Stockholders who intend to solicit proxies for Pathward Financial’s 2025 Annual Meeting of Stockholders in support of director nominees other than Pathward Financial’s nominees must provide notice that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act and Pathward Financial’s Bylaws between October 30, 2024 and November 29, 2024. However, if the date of the annual meeting is changed by more than 30 days from February 28, 2025, or if the forthcoming 2024 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered the later of 60 calendar days prior to the date of such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made.
Annual Report on Form 10-K
A copy of our fiscal year 2023 Annual Report on Form 10-K is being made available concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material. Pathward Financial hereby undertakes to provide to any recipient of this proxy statement, upon request, a copy of any of the exhibits to our fiscal year 2023 Annual Report on Form 10-K. Requests for such copies should be directed in writing to:
Investor Relations Pathward Financial, Inc. 5501 South. Broadband Lane Sioux Falls, SD 57108
Other Matters
The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that holders of the proxies will vote in accordance with their judgment.
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APPENDIX A—PATHWARD FINANCIAL, INC.
2023 OMNIBUS INCENTIVE PLAN
Pathward Financial, Inc., a Delaware corporation, sets forth herein the terms of its 2023 Omnibus Incentive Plan, as follows:
1.   PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified employees, officers, Non-Employee Directors, and Consultants, and to motivate such employees, officers, Non-Employee Directors, and Consultants to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, and Other Awards. Any of these Awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Options may be Non-qualified Stock Options or Incentive Stock Options.
2.   DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1.   “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.
2.2.   “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent Right, or Other Award under the Plan.
2.3.   “Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant, that evidences and sets out the terms and conditions of an Award.
2.4.   “Beneficial Owner” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.5.   “Board” means the Board of Directors of the Company.
2.6.   “Change in Control” shall have the meaning set forth in Section 15.3.2.
2.7.   “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.
2.8.   “Committee” means the Compensation Committee, any successor committee or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.
2.9.   “Common Stock,” “Stock” or “Share” means a share of common stock of the Company, par value $0.01 per share.
2.10.   “Company” means Pathward Financial, Inc., a Delaware corporation, or any successor corporation.
2.11.   “Consultant” means a natural person (qualifying as an “employee” for purposes of Form S-8) who is neither an employee nor a Non-Employee Director and who performs services for the Company or an Affiliate pursuant to a contract, provided that those services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
2.12.   “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.
2.13.   “Dividend Equivalent Right” means a right awarded pursuant to Section 17.12 of the Plan to receive (or have credited) the equivalent value of dividends paid on Common Stock of the Company.
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2.14.   “Effective Date” means            , 2024, the date the Plan was approved by the Company’s stockholders.
2.15.   “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.16.   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.
2.17.   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent (50%) of the voting interests.
2.18.   “Full Value Award” means (i) any Award under the Plan that is not an Option or Stock Appreciation Right, including Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, and Other Awards, and (ii) any comparable awards made under the Prior Plan.
2.19.   “Grant Date” means, as determined by the Board, the latest to occur of  (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.
2.20.   “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.21.   “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.
2.22.   “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.23.   “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.24.   “Option Price” means the exercise price for each share of Stock subject to an Option.
2.25.   “Other Award” means an Award either denominated in cash or Stock units, or other Awards valued in whole or in part by reference to, or based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights.
2.26.   “Participant” means a person who receives or holds an Award under the Plan.
2.27.   “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee.
2.28.   “Person” means a person as defined by Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” within the meaning of Section 13(d).
2.29.   “Plan” means this Pathward Financial, Inc. 2023 Omnibus Incentive Plan, as amended from time to time.
2.30.   “Prior Plan” means the Pathward Financial, Inc. 2002 Omnibus Incentive Plan, as amended from time to time.
2.31.   “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.
2.32.   “Restricted Period” shall have the meaning set forth in Section 10.1.
2.33.   “Restricted Stock” means shares of Stock, awarded to a Participant pursuant to Section 10 hereof.
2.34.   “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Participant pursuant to Section 10 hereof.
2.35.   “SAR Exercise Price” means the per share exercise price of a SAR granted to a Participant under Section 9 hereof.
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2.36.   “SEC” means the United States Securities and Exchange Commission.
2.37.   “Section 409A” means Section 409A of the Code.
2.38.   “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.39.   “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.
2.40.   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties shall not result in interrupted or terminated Service, so long as such Participant continues to be a Service Provider to the Company or an Affiliate.
2.41.   “Service Provider” means an employee, officer, Non-Employee Director, or Consultant of the Company or an Affiliate.
2.42.   “Stock Appreciation Right”or “SAR” means a right granted to a Participant under Section 9 hereof.
2.43.   “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.44.   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
2.45.   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.46.   “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.
3.   ADMINISTRATION OF THE PLAN
3.1.   General.
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:
(i)
designate Participants;

(ii)
determine the type or types of Awards to be made to a Participant;

(iii)
determine the number of shares of Stock to be subject to an Award;

(iv)
establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)
prescribe the form of each Award Agreement; and

(vi)
amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

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Notwithstanding anything to the contrary contained herein, to the extent permitted by applicable law and the Company’s governing documents, the Board may delegate any of the authorities of the Board identified herein to an individual or committee of individuals (who may, but need not, serve on the Board), including without limitation the authority to grant Awards. To the extent that the Board so delegates authority, applicable references in the Plan to the Board’s authority to make awards and determinations with respect thereto shall be deemed to include the delegate. Notwithstanding the foregoing, the Board will retain broad authority to administer the Plan, including the authority to make determinations with respect to awards previously granted by a delegate. The Board may revoke any delegation it previously effectuated hereunder at any time, for any reason, with or without prior notice.
3.2.   No Repricing; No Reload Grants.
Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. Notwithstanding any provision herein to the contrary, the Company shall not grant Options or SARs that include a “reload” feature.
3.3.   Clawbacks.
Any Award Agreement may reference a clawback policy of the Company or provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either during employment or service with the Company or its Subsidiaries, or within a specified period after termination of such employment or service, shall engage in any detrimental activity (as described in the applicable Award Agreement or such clawback policy). In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement or such clawback policy may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any Shares issued under and/or any other benefit related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.
3.4.   Deferral Arrangement.
The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.
3.5.   No Liability.
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.
3.6.   Book Entry.
Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.
4.   STOCK SUBJECT TO THE PLAN
4.1.   Authorized Number of Shares.
Subject to adjustment under Section 15, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 1,200,000. In addition, shares of Common Stock underlying any outstanding award granted under the Company’s Prior Plan that, following the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.
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4.2.   Share Counting.
4.2.1.   General.
Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.
4.2.2.   Cash-Settled Awards.
Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.
4.2.3.   Expired or Terminated Awards.
If any Award under the Plan expires, or is terminated, surrendered, or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.
4.2.4.   Options and SARs: No Net Counting of Options or SARs, Counting of Shares Used to Pay Option Price and Withholding Taxes
The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Participant pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. In addition, if in accordance with the terms of the Plan, a Participant satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan with respect to an Award of Options or SARs by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1. Any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares available for grant under this Plan.
4.2.5.   Full Value Awards: Withholding Taxes
If in accordance with the terms of the Plan, a Participant satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan or the Prior Plan with respect to a Full Value Award by either tendering previously owned shares or having the Company withhold shares, then such surrendered shares shall again be available for the grant of future Awards under the Plan.
4.2.6.   Substitute Awards.
In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.
4.3.   Award Limits.
4.3.1.   Incentive Stock Options.
Subject to adjustment under Section 15, 1,200,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.
4.3.2.   Non-Employee Director Compensation.
No Awards may be granted under the Plan during any one calendar year to a Participant who is a Non-Employee Director that exceed, together with any cash compensation received for such service during the applicable year (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Awards other than Options and SARs, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs): (i) for any Non-Employee Director not serving as Chairman of the Board, $700,000; and (ii) for any Non-Employee Director serving as Chairman of the Board, $1,000,000. The Board may make exceptions to this limit in extraordinary circumstances for individual Non-Employee Directors, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.
5.   EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1.   Term.
The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. Notwithstanding the foregoing, the Board may grant Awards under the Plan after adoption of the Plan by the Board and
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before the Effective Date, which such Awards will be conditioned on approval of the Plan by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.
5.2.   Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law, or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.
6.   AWARD ELIGIBILITY AND LIMITATIONS
6.1.   Service Providers.
Subject to this Section 6.1, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion, provided that Incentive Stock Options may be granted only to employees of the Company or any Subsidiary.
6.2.   Successive Awards.
An eligible person may receive more than one Award, subject to such restrictions as are provided herein.
6.3.   Stand-Alone, Additional, Tandem, and Substitute Awards.
Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).
7.   AWARD AGREEMENT
Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, not inconsistent with the terms of the Plan. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such Options shall be deemed Non-qualified Stock Options.
8.   TERMS AND CONDITIONS OF OPTIONS
8.1.   Option Price.
The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2.   Vesting.
Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.
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8.3.   Term.
Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.
8.4.   Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein, or (ii) after the occurrence of an event which results in termination of the Option.
8.5.   Method of Exercise.
An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.
8.6.   Rights of Holders of Options.
Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.
8.7.   Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate or certificates evidencing the Participant’s ownership of the shares of Stock subject to the Option.
8.8.   Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company, (ii) to the extent specifically provided in the related Award Agreement, and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
9.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1.   Right to Payment.
A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of  (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.
9.2.   Other Terms.
The Board shall determine at the Grant Date the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
9.3.   Term of SARs.
The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.
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9.4.   Payment of SAR Amount.
Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:
(i)
the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)
the number of shares of Stock with respect to which the SAR is exercised.

10.   TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
10.1.   Restrictions.
At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.
10.2.   Restricted Stock Certificates.
The Company shall issue Stock, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.3.   Rights of Holders of Restricted Stock.
Unless the Board otherwise provides in an Award Agreement and subject to Section 17.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.
10.4.   Rights of Holders of Restricted Stock Units.
10.4.1.   Settlement of Restricted Stock Units.
Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.
10.4.2.   Voting and Dividend Rights.
Unless otherwise stated in the applicable Award Agreement and subject to Section 17.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or Dividend Equivalents Rights.
10.4.3.   Creditor’s Rights.
A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.5.   Purchase of Restricted Stock.
Unless otherwise specified in the Award Agreement, past Services provided by the Participant shall be considered adequate consideration for the Restricted Stock awarded to the Participant or Stock issued in settlement of Restricted Stock Units awarded to the Participant. Notwithstanding the foregoing, if specified in the Award Agreement, the Company may require a Participant to purchase Restricted Stock or shares of Stock issued in settlement of Restricted Stock Units at a Purchase Price specified in the Award Agreement. Any such Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for future Services to be rendered.
10.6.   Delivery of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and,
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unless otherwise provided in the Award Agreement, a stock certificate or certificates evidencing the Participant’s ownership of the shares of Stock shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.
11.   FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK
11.1.   General Rule.
Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.
11.2.   Surrender of Stock.
To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.
11.3.   Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.
11.4.   Other Forms of Payment.
To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations, and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Participant.
12.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.   Performance Conditions.
The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Such Awards are referred to as “Performance Awards.”
12.2.   Performance Goals Generally.
The performance goals for Performance Awards shall consist of one or more business or other criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
12.3.   Business Criteria.
For purposes of Performance Awards, the Committee may select any business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), including any of the following: (i) earnings before any or all of interest, tax, depreciation or
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amortization (actual and adjusted and either in the aggregate or on a per-Share basis); (ii) earnings (either in the aggregate or on a per-Share basis); (iii) net income or loss (either in the aggregate or on a per-Share basis); (iv) operating profit; (v) cash flow (either in the aggregate or on a per-Share basis); (vi) free cash flow (either in the aggregate on a per-Share basis); (vii) costs; (viii) gross revenues; (ix) reductions in expense levels; (x) operating and maintenance cost management and employee productivity; (xi) Share price or total stockholder return (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time); (xii) net economic value; (xiii) economic value added; (xiv) aggregate product unit and pricing targets; (xv) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, asset quality, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; (xvi) achievement of objectives relating to diversity, employee turnover, regulatory compliance or other internal business items; (xvii) results of customer satisfaction surveys; (xviii) debt ratings, debt leverage and debt service; (xix) return on equity, capital, assets, revenue or investments; and/or (xx) balance sheet metrics, including capital ratios, liquidity measures and book value. Such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).
13.   OTHER AWARDS
13.1.   Grant of Other Awards.
Other Awards may be granted either alone or in addition to or in conjunction with another form of Award under the Plan. Other Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the amount of cash or number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.
13.2.   Terms of Other Awards.
To the extent that an Other Award is valued in whole or in part by reference to, or based on, Common Stock, any Common Stock subject to the Award made under this Section 13 may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.
14.   REQUIREMENTS OF LAW
14.1.   General.
The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Participant, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
14.2.   Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for
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the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
15.   EFFECT OF CHANGES IN CAPITALIZATION
15.1.   Changes in Stock.
If  (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted, provided that any such adjustment shall comply with Section 409A, and the Committee may make other equitable adjustments to outstanding Awards, including with respect to any applicable performance goals.
15.2.   Effect of Certain Transactions.
Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be affected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.
15.3.   Change in Control
15.3.1.   Consequences of a Change in Control
Upon a Change in Control, all outstanding Awards granted to Non-Employee Directors that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and such Awards shall become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.
For outstanding Awards granted to Service Providers who are not Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control:
(i)
to the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control, such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and the Award

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shall become vested and non-forfeitable, and for any outstanding Performance Awards the payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (a) an assumed achievement of all relevant performance goals at the target level, or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control.
(ii)
to the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (a) by the Company other than for “cause” or (b) by the Service Provider for “good reason” (each as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and the Award shall become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (a) an assumed achievement of all relevant performance goals at the target level, or (b) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control.

15.3.2.   Change in Control Defined
Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean, and be deemed to have occurred upon, any of the following events:
(i)
the acquisition by any Person of Beneficial Ownership of twenty-five percent (25%) or more of either:

(a)
the then-outstanding shares of Common Stock (the “Outstanding Common Stock”); or

(b)
the total combined voting power of all classes of voting securities which are then outstanding (the “Outstanding Voting Securities”);

provided, however, that the following acquisition shall not constitute a Change in Control for purposes of this subparagraph (i): (1) any acquisition directly from the Company, (2) any acquisition by the Company or any of its Subsidiaries, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b), and (c) of subsection (iii) below; or
(ii)
individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Non-Employee Director subsequent to the Effective Date and whose election, or whose nomination for election by the Company’s stockholders, to the Board was either (a) approved by a vote of at least a majority of the Non-Employee Directors then comprising the Incumbent Board or (b) recommended by a corporate governance committee comprised entirely of Non-Employee Directors who are then members of the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

(iii)
consummation of a Corporate Transaction, unless following such Corporate Transaction, (a) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be (provided, however, that for purposes of this clause (a), any shares of common stock or voting securities of such resulting corporation received by such Beneficial Owners in such Corporate Transaction other than as the result of such Beneficial Owners’ ownership of Outstanding Common Stock or Outstanding Voting Securities immediately prior to such Corporate Transaction shall not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation), (b) no Person (excluding any corporation resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such corporation resulting from the Corporate Transaction) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from the Corporate Transaction or the combined voting power of the then-outstanding voting securities of such corporation unless such Person owned twenty-five percent (25%) or more of the Outstanding Common Stock or

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Outstanding Voting Securities immediately prior to the Corporate Transaction and (c) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Corporate Transaction; or
(iv)
approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and the Change in Control is a “payment event” under Section 409A for such Award, then for such purpose the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
15.4.   Adjustments
Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.
16.   NO LIMITATIONS ON COMPANY
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
17.   TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN
17.1.   Disclaimer of Rights.
No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.
17.2.   Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.
17.3.   Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Participant may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Participant as may be necessary to satisfy such withholding obligation, or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Participant. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates). The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election
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pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
17.4.   Captions.
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.
17.5.   Other Provisions.
Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.
17.6.   Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
17.7.   Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
17.8.   Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable federal law.
17.9.   Section 409A.
The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six (6)-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.10.   Separation from Service.
The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.
17.11.   Transferability of Awards.
17.11.1.   Transfers in General.
Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.
17.11.2.   Family Transfers.
If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall
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continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.
17.12.   Dividends and Dividend Equivalent Rights.
If specified in the Award Agreement, the recipient of a Full Value Award may be granted dividends or Dividend Equivalent Rights with respect to the Common Stock or other securities covered by the Award. A Service Provider may also be granted Dividend Equivalent Rights as a stand-alone Award. The terms and conditions of a Dividend Equivalent Right shall be set forth in the applicable Award Agreement. Dividend equivalents credited to a Participant may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding any provision herein to the contrary, in case of a Performance Award, in no event will dividends or Dividend Equivalent Rights vest or otherwise be paid out prior to the time that the underlying Performance Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Performance Award does not vest.
The Plan was adopted by the Board of Directors on September 28, 2023 and was approved by the stockholders of the Company on            , 2024.
PATHWARD FINANCIAL, INC. 2024 PROXY STATEMENT / A-15

pathward

PATHWARDFINANCIAL.COM

5501 SOUTH BROADBAND LANE
SIOUX FALLS, SD 57108

SCAN TO VIEW MATERIALS & VOTE PATHWARD FINANCIAL, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 26, 2024 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CASH2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 26, 2024 for shares held directly. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V28470-P01996 For All Withhold All For All Except PATHWARD FINANCIAL, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) Becky S. Shulman (3 year term) 02) Lizabeth H. Zlatkus (3 year term) 03) Christopher Perretta (2 year term) For Against Abstain The Board of Directors recommends you vote FOR the following proposals: ! ! ! 2. To approve, by a non-binding advisory vote, the compensation of our "named executive officers" (a Say-on-Pay vote). ! ! ! 3. To approve the Pathward Financial, Inc. 2023 Omnibus Incentive Plan. ! ! ! 4. To ratify the appointment by the Board of Directors of the independent registered public accounting firm Crowe LLP as the independent auditors of Pathward Financial's financial statements for the fiscal year ending September 30, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Pathward Financial, Inc. Annual Meeting of Stockholders February 27, 2024 9:00 AM Central Standard Time Virtually held at www.virtualshareholdermeeting.com/CASH2024 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Stockholders including Form 10-K are available at www.proxyvote.com. V28471-P01996 Pathward Financial, Inc. Annual Meeting of Stockholders February 27, 2024 This proxy is solicited by the Board of Directors The undersigned hereby appoints the members of the Board of Directors of Pathward Financial, Inc. ("Pathward Financial"), and each of them, as attorneys and proxies, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the Annual Meeting of Stockholders of Pathward to be held on February 27, 2024 (the "Annual Meeting"), all the shares of Pathward Financial common stock held of record by the undersigned at the close of business on December 29, 2023, at the Annual Meeting, and at any and all adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all nominees for director listed on this proxy, FOR the advisory resolution approving the compensation of the Company's named executive officers, FOR the approval of the Pathward Financial, Inc. 2023 Omnibus Incentive Plan, and FOR ratification of the appointment of Crowe LLP as the Company's independent auditors. In their discretion, the proxies are authorized to vote in accordance with their judgment upon any other matters properly presented at the Annual Meeting. Should a director nominee be unable to serve as a director, an event that Pathward Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to reduce the number of directors to be elected or to vote for a substitute nominee designated by the Board of Directors. Continued and to be signed on reverse side